                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No. __)


Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      Host Marriott Services Corporation
    ----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                      Host Marriott Services Corporation
    ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

      1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

          -------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------------

      5)  Total fee paid:

          -------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          -------------------------------------------------------------------

      2)  Form, Schedule or Registration Statement Number:

          -------------------------------------------------------------------

      3)  Filing Party:

          -------------------------------------------------------------------

      4)  Date Filed:

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

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                 [LOGO OF HOST MARRIOTT SERVICES APPEARS HERE]

                              6600 Rockledge Drive
                            Bethesda, Maryland 20817

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD TUESDAY MAY 5, 1998

April 6, 1998

We are pleased to inform you that the Annual Meeting of Shareholders of Host Marriott Services Corporation (the "Company") will be held on Tuesday, May 5, 1998, at 10:00 a.m. at the Westfields Marriott Conference Center, 14750 Conference Center Drive, Chantilly, Virginia 20151. Doors to the meeting will open at 9:30 a.m., e.d.t.

The meeting will be conducted:

  1. To consider and vote upon the following proposals described in the accompanying Proxy Statement:

    (i) Proposal One: The election of Rosemary M. Collyer, William W. McCarten and William J. Shaw as directors for three-year terms expiring at the 2001 Annual Meeting;

    (ii) Proposal Two: The ratification of the appointment of Arthur Andersen LLP as independent auditors;

    (iii) Proposal Three: The ratification of an amendment of the Company's Comprehensive Stock Plan (the "CS Plan") that would increase the number of shares of the Company's Common Stock available to be awarded under the CS Plan from 6.5 million to 10 million shares; and

    (iv) Proposal Four: The ratification of an amendment of the Company's Employee Stock Purchase Plan ("ESP Plan") that would increase the number of shares of the Company's Common Stock that may be purchased under the ESP Plan from 750,000 to 1,250,000 shares.

  2. To transact any other business properly before the meeting or any adjournment of the meeting.

Shareholders of record of the Company's Common Stock at the close of business on March 19, 1998 will receive this notice of the meeting and will be able to vote at the meeting.

In the event there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

We hope you will be able to join us on May 5.

                                        /s/ Joe P. Martin

                                        Joe P. Martin
                                        General Counsel and Secretary

             -----------------------------------------------------
               PLEASE REFER TO THE NOTE ON THE OUTSIDE BACK COVER
             FOR INFORMATION ON ACCOMMODATIONS AND TRANSPORTATION.
             -----------------------------------------------------

EACH SHAREHOLDER IS RESPECTFULLY REQUESTED BY THE BOARD OF DIRECTORS TO EXECUTE
 AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      HOST MARRIOTT SERVICES CORPORATION

                             6600 ROCKLEDGE DRIVE
                           BETHESDA, MARYLAND 20817
                                (301) 380-7000

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 5, 1998

INTRODUCTION

We have changed the format of the Proxy Statement this year. We hope you will find our new format easier to read and understand. Our goal for the Proxy Statement is to communicate to our shareholders in a simple, direct, and comprehensible manner.

PURPOSE

The purpose of this Proxy Statement is to solicit your proxy for the Board of Directors. Your proxy will allow the designated proxy holders to vote your shares for you at the meeting in the manner you specify regarding the four proposals, and for other matters which could arise at the meeting. It is being sent to holders of record of the Company's outstanding shares of common stock, as of the close of business on March 19, 1998 for use at the Annual Meeting of Shareholders of the Company to be held on May 5, 1998, at 10:00 a.m., at the Westfields Marriott Conference Center, 14750 Conference Center Drive, Chantilly, Virginia 20151, and at any adjournment or postponement of the meeting. This Proxy Statement, Notice of Meeting, and the accompanying proxy card are being mailed to the Company's shareholders of record on or about April 6, 1998. Please be kind enough to carefully review the contents of this Proxy Statement and then sign and return the enclosed proxy card in the stamped envelope included with this Proxy Statement.

VOTING AT THE MEETING

To vote at the Annual Meeting, a person must have been the record holder of the Company's common stock, no par value per share ("Common Stock"), at the close of business on March 19, 1998, which is the Record Date. Holders of shares of Common Stock on the Record Date are entitled to one vote per share on any matter which may properly come before the Annual Meeting, or any adjournment of the Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of company Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A quorum is necessary to permit action to be taken by the shareholders at the Annual Meeting.

Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which the broker or nominee is not authorized to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to Proposals Two, Three and Four will have the same effect as votes against the proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of the proposal and will not be counted as votes for or against such proposals. Under applicable rules, brokers will have discretionary voting authority to vote on Proposals One, Two and Four, but not Proposal Three.

The affirmative vote of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to

Proposal One. "Plurality" means that the three individuals who receive the largest number of votes cast are elected as directors. Consequently any shares not voted will have no impact in the election of directors. The affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve Proposals Two, Three and Four.

As of March 19, 1998, there were 34,910,093 shares of Common Stock outstanding and entitled to vote at the Annual Meeting held by 38,170 holders of record. As of that date, certain members of the Marriott family (including various trusts established by members of the Marriott family) in the aggregate owned approximately 13.6% of the outstanding shares. The members of the Marriott family have indicated an intention to vote in accordance with the recommendations of the Board of Directors regarding the four Proposals to be considered at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" all four Proposals.

All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, the proxies will be voted "FOR" the proposals.

In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with First Chicago Trust Company of New York in its capacity as Transfer Agent for the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, or (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting does not in itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to First Chicago Trust Company of New York, P.O. Box 8611, Edison, New Jersey 08818-9119.

RELATION OF THE COMPANY TO HOST MARRIOTT CORPORATION, MARRIOTT INTERNATIONAL, INC. AND SODEXHO-MARRIOTT SERVICES, INC.

The Company was previously an operating unit of Host Marriott Corporation, formerly named Marriott Corporation. By a distribution of the Company's shares to Host Marriott Corporation shareholders on December 29, 1995 ("Distribution"), the Company became a separate corporation, which today is engaged in food, beverage and merchandise concessions and related matters at airports, tollroads, shopping malls, sports stadiums and arenas and other entertainment venues. Previously, on October 8, 1993, Host Marriott Corporation had distributed to its shareholders the shares of its subsidiary, Marriott International, Inc. ("Marriott International"). The Company is a separate corporation from Marriott International. At the time of the preparation of this Proxy Statement, Marriott International had just separated its lines of business in a spin off transaction. The Marriott International transaction is described in its filings with the Securities and Exchange Commission. The effect of the transaction was to separate Marriott International's institutional food service and lodging and senior living services and related businesses. The food service business will be continued by Sodexho-Marriott Services, Inc. and the lodging and senior living services related businesses by the new Marriott International. The Company is not involved in nor is it negatively affected by the Marriott International transaction. A more detailed discussion of the relationship of the Company to its former parent corporation, Host Marriott Corporation, and to Marriott International and Sodexho-Marriott Services, Inc. may be found in the "Certain Transactions" section of this Proxy Statement.

DIRECTORS



[PHOTO          William J. Shaw      William J. Shaw is Chairman of the Board
 APPEARS        (Chairman of the     of Host Marriott Services Corporation. He
 HERE]          Board)               is also President, Chief Operating Offi-
                Age: 52              cer and a director of Marriott Interna-
                                     tional, Inc. Mr. Shaw also serves as
                                     Chairman of the Board of Directors of
                                     Sodexho-Marriott Services, Inc. Mr. Shaw
                                     joined Marriott Corporation in 1974, be-
                                     came Corporate Controller in 1979 and a
                                     Vice President in 1982. In 1985, he as-
                                     sumed responsibility for Marriott Corpo-
                                     ration's Tax Department and Risk Manage-
                                     ment Department and became Senior Vice
                                     President--Finance. In 1986, Mr. Shaw be-
                                     came Senior Vice President--Finance and
                                     Treasurer. He was selected Executive Vice
                                     President and promoted to Chief Financial
                                     Officer in 1988. In 1992, he became Pres-
                                     ident of the Marriott Service Group,
                                     which comprised Marriott Corporation's
                                     and later Marriott International's con-
                                     tract services line of business. Mr. Shaw
                                     also is a member of the Board of Trustees
                                     of the University of Notre Dame, Loyola
                                     College (Maryland) and the Suburban Hos-
                                     pital Foundation. In addition to his re-
                                     sponsibilities as Chairman of the Board,
                                     Mr. Shaw also serves as Chair of the Ex-
                                     ecutive Committee of the Company's Board.
--------------------------------------------------------------------------------

[PHOTO          J. Willard           J. Willard Marriott, Jr. is Chairman of
 APPEARS        Marriott, Jr.        the Board and Chief Executive Officer of
 HERE]          Age: 65              Marriott International, Inc. He also
                                     serves as a director of Host Marriott
                                     Corporation, General Motors Corporation
                                     and the U.S.-Russia Business Council. He serves on the Boards of Trustees of the Mayo Foundation, the National Geographic
                                     Society and Georgetown University, and is a member of the Business Council and the Business Roundtable. J. Willard Marriott,
                                     Jr. and Richard E. Marriott are brothers.

[PHOTO          Richard E.           Richard E. Marriott is Chairman of the
 APPEARS        Marriott             Board of Host Marriott Corporation, and a
 HERE]          Age: 59              director of Marriott International, Inc.
                                     Prior to his election as Chairman of the
                                     Board of Directors of Host Marriott Cor-
                                     poration, he served as Vice Chairman of
                                     the Board and as an Executive Vice Presi-
                                     dent of Marriott Corporation, before it
                                     changed its name to Host Marriott Corpo-
                                     ration. He also serves as Chairman of the
                                     Board of First Media Corporation, Presi-
                                     dent and Trustee for the Marriott Founda-
                                     tion for People with Disabilities, and as
                                     a director of the Potomac Electric Power
                                     Company, Gallaudet University, Federal
                                     City Council, Polynesian Cultural Center,
                                     Primary Children's Center, Boys and Girls
                                     Club of America, Southeast Region, and
                                     the J. Willard Marriott Foundation. He is
                                     a past President of the National Restau-
                                     rant Association. Richard E. Marriott and
                                     J. Willard Marriott, Jr. are brothers.
-------------------------------------------------------------------------------

[PHOTO          William W. Mc-       William W. McCarten is President and
 APPEARS        Carten               Chief Executive Officer of the Company.
 HERE]          Age: 49              Prior to the Distribution, he served as
                                     President of Host Marriott Corporation's
                                     Operating Group, which conducted substan-tially all of Host Marriott Corporation's airport, tollroad and other businesses now conducted by the Company. He joined
                                     Marriott Corporation in 1979 as Vice
                                     President and Controller, Corporate Ac-
                                     counting. He was promoted to Vice Presi-dent and Controller of the Roy Rogers Di-vision in 1982 and became Vice President, Group Finance in 1984. He was named Vice
                                     President, Corporate Controller and Chief
                                     Accounting Officer in 1985. Mr. McCarten became Senior Vice President, Finance and
                                     Corporate Controller in 1986. In 1991, he became Executive Vice President, Host and
                                     Travel Plazas and in 1992 became Presi-
                                     dent, Host and Travel Plazas. In 1993, he became President of Host Marriott Corpo-ration's Operating Group. In 1995, he be-came President, Chief Executive Officer and a director of the Company.

[PHOTO          Rosemary M.          Rosemary M. Collyer is a partner with the
 APPEARS        Collyer              law firm of Crowell & Moring LLP in Wash-
 HERE]          Age: 52              ington, D.C., where she practices labor
                                     and employment law and has served as
                                     Chairman of the firm's Management Commit-
                                     tee. Prior to joining Crowell & Moring,
                                     Ms. Collyer served as General Counsel of
                                     the National Labor Relations Board. Ms.
                                     Collyer previously served as Chairman of
                                     the Federal Mine Safety and Health Review
                                     Commission. Ms. Collyer was an attorney
                                     with the law firm of Sherman and Howard
                                     in Denver, Colorado before her government
                                     service. Ms. Collyer currently serves as
                                     Chair of the Compensation Policy Commit-
                                     tee of the Company's Board.
--------------------------------------------------------------------------------

[PHOTO          R. Michael           R. Michael McCullough is the Retired
 APPEARS        McCullough           Chairman and CEO of the international
 HERE]          Age: 59              management consulting firm of Booz-Allen
                                     & Hamilton Inc. During his more than 30
                                     years with Booz-Allen, he was elected a
                                     partner in 1971 and he was elected Chair-
                                     man and CEO in 1984. He is currently a
                                     Managing Director of Ariston Partners. He
                                     has been a member of the Board of Direc-
                                     tors of the Professional Services Council
                                     from 1980-1994, serving as President from
                                     1982 until 1985. He has served as a mem-
                                     ber of the Advisory Council of the Gradu-
                                     ate School of Business at Stanford Uni-
                                     versity, the Boards of Directors of the
                                     Wolf Trap Foundation, Caterair Interna-
                                     tional, and the University of Detroit. He
                                     currently serves on the Boards of Direc-
                                     tors of Interstate Hotels, O'Sullivan
                                     Corporation, and Watson Wyatt Worldwide.
--------------------------------------------------------------------------------

[PHOTO          Gilbert T. Ray       Gilbert T. Ray is a partner with the law
 APPEARS        Age: 53              firm of O'Melveny & Myers LLP in Los An-
 HERE]                               geles, California. He has extensive expe-
                                     rience with corporate and international
                                     financings, as well as tax-exempt securi-ties. He also heads the governmental re-lations practice for the firm. Mr. Ray is a director of the Automobile Club of Southern California and a member of nu-merous other boards including the Los An-geles Convention & Visitors Bureau
                                     (Chairman of the Board for 1994--1995),
                                     the Los Angeles Area Chamber of Commerce
                                     (Executive Committee--1998), the John
                                     Randolph Haynes and Dora Haynes Founda-
                                     tion, and Ashland University (Ohio).

[PHOTO          Andrew J. Young      Andrew J. Young has served as Co-Chairman
 APPEARS        Age: 66              of GoodWorks International, LLC since
 HERE]                               1997. Ambassador Young has spent more
                                     than 40 years in public service. He was
                                     elected to three terms in the U.S. Con-
                                     gress, representing the Fifth Congres-
                                     sional District of Georgia. In 1977, he
                                     was appointed U.S. Ambassador to the
                                     United Nations. He was elected Mayor of
                                     Atlanta, Georgia in 1981, and reelected
                                     in 1985. He is a director of Delta Air-
                                     lines, Thomas Nelson Publishing Company,
                                     Cox Communications, Film Fabricators, the
                                     Martin Luther King, Jr. Center, and the
                                     Argus Board. Ambassador Young also serves
                                     as Chairman of the Southern Africa Enter-
                                     prise Development Fund (SAEDF). Ambassa-
                                     dor Young currently serves as Chair of
                                     the Nominating and Corporate Governance
                                     Committee of the Company's Board.
--------------------------------------------------------------------------------

OWNERSHIP OF COMPANY SECURITIES

As of March 19, 1998, the Company had two outstanding classes of equity or equity-linked securities: Common Stock and warrants issued by Host Marriott Corporation to acquire shares of Common Stock ("Warrants"). None of the Company's directors, nominees or executive officers owns Warrants. The Company is not aware of any beneficial holder of 5% or more of the Warrants.

The following table sets forth information as to the shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of March 19, 1998. The information is provided for directors, nominees, the chief executive officer and the four additional most highly compensated executive officers of the Company, as well as by all directors and executive officers of the Company as a group. It also includes, to the best of the Company's knowledge, beneficial owners of 5% or more of the outstanding shares of Common Stock.

                                           SHARES OF COMPANY       % OF COMMON
                                              COMMON STOCK      STOCK OUTSTANDING
                                           BENEFICIALLY OWNED         AS OF
NAME                                      AS OF MARCH 19, 1998  MARCH 19, 1998(1)
----                                      --------------------  -----------------
DIRECTORS:
Rosemary M. Collyer**...................           1,000                 *
J. Willard Marriott, Jr. ...............       2,400,666(2)(5)        6.88%
Richard E. Marriott.....................       2,356,412(3)           6.75%
William W. McCarten**...................         415,462(4)           1.19%
R. Michael McCullough...................                (5)              *
Gilbert T. Ray..........................                (5)              *
William J. Shaw**.......................          17,150(5)(6)           *
Andrew J. Young.........................                (5)              *
NON-DIRECTOR EXECUTIVE OFFICERS:
Brian W. Bethers........................          85,515(7)              *
Joe P. Martin...........................          68,293(8)              *
John J. McCarthy........................         202,291(9)              *
Thomas G. O'Hare........................         138,294(10)             *
All directors and executive officers as
 a group:                                      5,365,426              15.1%
Beneficial Owners of 5% or more:(13)
  FMR Corp..............................       3,132,000(11)          8.97%
  Wanger Asset Management, L.P..........       1,796,400(12)          5.14%

--------
   * Less than one percent (1%).
  ** Nominee for Director
 (1) Based on the number of shares outstanding, plus the number of shares acquirable by the specified person(s) by stock option exercise within 60 days of March 19, 1998.
 (2) Includes (i) shares held in family trusts for which Mr. Marriott serves as a trustee or co-trustee; (ii) shares held in family trusts in which he is a beneficiary or co-beneficiary; (iii) shares held in partnerships in which the General Partner is indirectly controlled by Mr. Marriott; and
     (iv) shares held by the J. Willard Marriott Foundation, for which Mr. Marriott serves as a trustee with Richard E. Marriott and Alice Marriott. The Foundation holds 319,657 shares, which is included in the total beneficial ownership for both J. W. Marriott, Jr. and Richard E.
     Marriott, but the Foundation's shares are counted only once in reporting the total number of shares owned by all directors, nominees and executive officers as a group. The shares do not include 321,177 shares held in a charitable annuity trust created by the will of J.W. Marriott, Sr., in which J.W. Marriott, Jr. and Richard E. Marriott have a remainder interest and of which Alice Marriott is the trustee. It also does not include shares held by members of the Marriott family other than J.W. Marriott, Jr. and Richard E. Marriott. J.W. Marriott, Jr. does not hold any options to acquire shares of the Common Stock.
 (3) Includes (i) shares held in family trusts for which Mr. Marriott serves as a trustee or co-trustee; (ii) shares held in family trusts for which he is a beneficiary or co-beneficiary; (iii) shares held by First Media Limited Partners, whose General Partner is indirectly controlled by Mr. Marriott; (iv) shares held by the J. Willard Marriott Foundation, for which Mr. Marriott serves as a Trustee with J.W. Marriott, Jr. and Alice Marriott. The Foundation holds 319,657 shares, which is included in the total beneficial ownership for both Richard E. Marriott and J.W.
     Marriott, Jr. but the Foundation's shares are counted only once in reporting the total number of shares owned by all directors, nominees and executive officers as a group; (v) options to acquire 11,140 shares within 60 days of March 19, 1998; and (vi) 53,160 shares of restricted stock.
 (4) Includes (i) options to acquire 9,250 shares within 60 days of March 19, 1998; (ii) 100 shares beneficially owned with his daughter; and (iii) 187,520 shares of restricted stock. The decline in Common Stock beneficially owned by Mr. McCarten from last year results solely from the terms of his restricted stock award, which mandates that the taxes due when restricted shares vest can only be paid in Common Stock withheld at the time of vesting. Mr. McCarten did not sell any Common Stock in 1997.
 (5) As a non-employee director, this director has requested that a percentage of eligible director compensation be deferred toward the acquisition of Common Stock pursuant to the Company's Non-employee Directors' Deferred Stock Compensation Plan ("NDDSC Plan"). These shares do not have voting rights until distribution to the director upon retirement from the Board. As of March 19, 1998 the following directors were deferring 100% of their compensation into the NDDSC Plan. The shares were attributed to each participating director as follows: J.W. Marriott, Jr. 408 shares, R. Michael McCullough 895 shares, Gilbert T. Ray 7,049 shares, William J. Shaw 723 shares. Ambassador Young has requested 50% of his eligible compensation be deferred into the Plan. As of March 19, 1998 Ambassador Young had 1,559 shares attributed to him.
 (6) Includes 2,200 shares of restricted stock.
 (7) Includes (i) 11,771 shares attributed to Mr. Bethers' profit sharing plan account; (ii) options to acquire 7,005 shares within 60 days of March 19, 1998; and (iii) 33,583 shares of restricted stock.
 (8) Includes (i) 10,965 shares attributed to Mr. Martin's profit sharing plan account; (ii) options to acquire 653 shares within 60 days of March 19, 1998; and (iii) 30, 299 shares of restricted stock.
 (9) Includes (i) 59,380 shares attributed to Mr. McCarthy's profit sharing account; (ii) options to acquire 3,710 shares within 60 days of March 19, 1998; and (iii) 53,722 shares of restricted stock.
(10) Includes (i) 49,048 shares attributed to Mr. O'Hare's profit sharing account; (ii) options to acquire 1,820 shares within 60 days of March 19, 1998; and (iii) 48,978 shares of restricted shares.
(11) FMR Corp. reports that it has sole dispositive power with respect to 3,132,000 shares and beneficially owns 3,132,000 shares. These shares are held by Fidelity Magellan Fund. Edward C. Johnson 3d and Abigail Johnson each has sole power to dispose of 3,132,100 shares. The address of FMR Corp., Edward C. Johnson 3d and Abigail Johnson is 82 Devonshire Street, Boston, Massachusetts 02109. Based on Amendment 2 to Schedule 13G dated February 14, 1998.
(12) Wanger Asset Management, L.P. and Wanger Asset Management, Ltd., which is the general partner of Wanger Asset Management, L.P., report that they have shared voting and dispositive power with respect to 1,796,400 shares of Common Stock. Their principal address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Based on Schedule 13G dated February 6, 1998.
(13) While it was not a beneficial owner of 5% or more of the Company's Common Stock on the record date, Forstmann-Leff Associates Inc. was a beneficial owner of 5% or more at the end of the fiscal year on January 2, 1998 when it held 2,420,241 shares. Its address is 55 East 52nd Street, New York, New York 10055.
-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors is composed of eight members. Mr. McCarten is the only employee of the Company who serves on the Board. The Board met four times in 1997.

The Board has four standing Committees: (i) Executive, (ii) Audit, (iii) Compensation Policy, and (iv) Nominating and Corporate Governance.

The members of the Executive Committee are William J. Shaw (Chair), William W. McCarten, and R. Michael McCullough. When the Board of Directors is not in session, this Committee is authorized to exercise all powers of the Board of Directors, subject to specific restrictions as to powers retained by the full Board of Directors. No change in the membership of the Executive Committee is contemplated for 1998. In 1997, the Committee met one time.

The Audit Committee is composed of three directors who are not employees of the
Company: R. Michael McCullough (Chair), Gilbert T. Ray, and Rosemary M. Collyer. The Audit Committee meets at least three times a year with the independent auditors, management representatives, internal auditors and the Company's General Counsel; recommends to the shareholders appointment of independent auditors; approves the scope of audits and other services to be performed by the independent and internal auditors; and reviews the results of internal and external audits, the accounting principles applied in financial reporting, and financial and operational controls. The independent auditors, internal auditors and the General Counsel of the Company have unrestricted access to the Audit Committee and vice versa. No membership changes to the Audit Committee are contemplated for 1998. In 1997, the Committee met eight times.

The Compensation Policy Committee is composed of three directors who are not employees of the Company: Rosemary M. Collyer (Chair), Gilbert T. Ray and
R. Michael McCullough. The Compensation Policy Committee's duties include establishing policies and procedures relating to senior executive compensation and various employee stock plans, and approval of senior executive bonuses and stock awards. The Committee also establishes performance standards for senior executives and determines annually whether these performance standards have been satisfied. No membership changes to the Compensation Policy Committee are contemplated for 1998. In 1997, the Committee met five times.

The Nominating and Corporate Governance Committee is composed of three directors who are not employees of the Company: Ambassador Andrew J. Young (Chair), Rosemary M. Collyer, and R. Michael McCullough. It considers candidates for election as directors and is responsible for making recommendations with regard to corporate governance. In addition, the Committee fulfills an advisory function with respect to a range of matters affecting the Board of Directors and its Committees, including the making of recommendations with respect to qualifications of director candidates, compensation of directors, the selection of committee chairs, committee assignments and related matters affecting the functioning of the Board. No change in the membership of the Committee is contemplated for 1998. In 1997, the Committee met one time.

Women and minorities hold three of the seven non-employee director positions on the Board. The Compensation Policy Committee is chaired by a woman and the Nominating and Corporate Governance Committee is chaired by an African-American man. Three of the four Committees of the Board (Audit, Compensation Policy and Nominating and Corporate Governance) have a majority of their membership composed of women and minorities.

During 1997, no incumbent member of the Company's Board of Directors attended fewer than 75% of the aggregate of (1) the total number of Board meetings held and (2) the total number of meeting of committees of the Board on which he or she served.

COMPENSATION OF DIRECTORS

Mr. McCarten, the only employee director of the Company, receives no additional compensation for his services as a director. Directors who are not employees (which are all other directors of the Company) receive an annual retainer fee of $25,000 (with the exception of the Chairman of the Board of Directors, who receives an annual retainer of $50,000) as well as an attendance fee of $1,250 for each shareholders' meeting, meeting of the Board of Directors or meeting of a committee of the Board of Directors, regardless of the number of meetings held on a given day. The Chair of each committee of the Board of Directors receives an additional annual retainer fee of $1,250, with the exception of the Executive Committee Chair. Mr. Shaw does not receive an annual retainer fee for his duties as Chair of the Executive Committee. Directors are reimbursed for ordinary and reasonable travel expenses and other out-of-pocket costs incurred in attending meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file by these dates for 1997. None of the Company's Reporting Persons failed to file any of the required reports on a timely basis with respect to transactions in the Company's equity securities in 1997.

EXECUTIVE OFFICERS

  Provided below is information regarding the persons who are executive offi-cers (but not directors) of the Company.

                                BUSINESS EXPERIENCE PRIOR TO BECOMING
NAME AND TITLE      AGE          AN EXECUTIVE OFFICER OF THE COMPANY
--------------      ---         -------------------------------------
John J. McCarthy     51 John J. McCarthy joined Host International, Inc. in
 Executive Vice         1974 as General Manager for the Tampa Airport Hotel.
 President,             In 1978 he was promoted to Director of Real Estate
 Business               and he served as Vice President, Hotel Operations
 Development            beginning in 1979. In 1982 he was promoted to Re-
                        gional Vice President of Marriott Corporation's Air-
                        port Division, Northeast. He was appointed Vice
                        President of Marriott Corporation's Travel Plazas
                        Division in 1989. In 1991, he served as Senior Vice
                        President, Travel Plazas Operations. In 1992, he was
                        appointed Senior Vice President, Corporate Develop-
                        ment and Marketing. Mr. McCarthy was appointed Se-
                        nior Vice President of Host Marriott Corporation's
                        Operating Group in 1993. In 1995, Mr. McCarthy was
                        appointed Executive Vice President, Business Devel-
                        opment for the Company.

                                     BUSINESS EXPERIENCE PRIOR TO BECOMING
NAME AND TITLE           AGE          AN EXECUTIVE OFFICER OF THE COMPANY
--------------           ---         -------------------------------------
Thomas G. O'Hare          45 Thomas G. O'Hare joined Host International, Inc. in
 Executive Vice              1975 as a Food and Beverage Supervisor at Detroit
 President, Operations       Metro Airport. He was promoted to General Manager at
                             Newark International Airport in 1978. In 1984, he
                             was named Vice President of Corporate Development.
                             He returned to Operations in 1987 as Regional Vice
                             President and became Senior Vice President for Air-
                             ports in 1993. Mr. O'Hare was appointed Senior Vice
                             President of Host Marriott Corporation's Operating
                             Group in 1993 and assumed the position of Senior
                             Vice President for Operations in 1994. In 1995, Mr.
                             O'Hare was appointed Executive Vice President, Oper-
                             ations for the Company.
Brian W. Bethers          37 Brian W. Bethers joined Marriott Corporation in 1985
 Senior Vice President       as a financial analyst in the Operation, Planning
 and Chief Financial         and Control Department. In 1989, he was promoted to
 Officer                     Director of the Host Operating Group Financial Plan-
                             ning Department. In 1992, he became Senior Director,
                             Corporate Development. He was appointed Vice Presi-
                             dent, Corporate Development in 1993. Mr. Bethers re-
                             turned to Finance in 1995 when he was appointed Se-
                             nior Vice President and Chief Financial Officer of
                             the Company.
Joe P. Martin             51 Joe P. Martin joined Marriott Corporation in 1988 as
 Senior Vice President,      Assistant General Counsel for Labor Law and Litiga-
 General Counsel and         tion. In 1992, he became Chief Labor Counsel for
 Secretary                   Marriott Corporation's Lodging Group and in 1993 be-
                             came Associate General Counsel of Host Marriott Cor-
                             poration, responsible for labor, employment litiga-
                             tion, employee benefits, and executive compensation
                             matters. Prior to joining Marriott Corporation, he
                             was with the law firm of Fulbright & Jaworski, and
                             held senior trial attorney positions with the Civil
                             Rights Division of the United States Department of
                             Labor, J.C. Penney Company and CIGNA Corporation.
                             Mr. Martin became Senior Vice President and General
                             Counsel of the Company in 1995 and Secretary in
                             1997.
Brian J. Gallant          48 Brian J. Gallant joined Marriott Corporation in 1986
 Vice President,             as Controller, Travel Plazas Division. In 1990, he
 Controller                  was promoted to Senior Director and Controller of
 and Chief Accounting        the Travel Plazas Division, and, in 1992, he became
 Officer                     Vice President of Finance for the Division. In 1993,
                             he was promoted to Vice President of Finance and De-
                             velopment for the Travel Plazas Division. In 1995,
                             Mr. Gallant became Vice President, Corporate Devel-
                             opment of Host Marriott Corporation's Operating
                             Group and, in the same year, was promoted to Con-
                             troller of the Operating Group. In 1996, Mr. Gallant
                             was appointed Vice President, Controller and Chief
                             Accounting Officer of the Company.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPANY'S COMPENSATION POLICY COMMITTEE

THE COMMITTEE

The Compensation Policy Committee (the "Committee") of the Board of Directors of the Company oversees the compensation of senior executives of the Company to ensure that compensation serves to motivate and retain senior executives while also being in the best interests of the Company and its shareholders.

THE OBJECTIVES OF EXECUTIVE COMPENSATION

The Company has established three key objectives for its executive compensa-tion:

 . To build a strong relationship between shareholder return and executive com-pensation by providing a compensation level that motivates the achievement of objectives that drive shareholder value.

 . To provide performance-based rewards that effectively link compensation to the achievement of results.

 . To provide positive incentives that motivate achievement of both short and long term goals by offering competitive compensation that maintains a strategic balance between base compensation and incentive compensation so as to instill a willingness to take well-calculated risks.

EXECUTIVE COMPENSATION

The Committee conducts an annual review of the components of executive compensation to ensure the competitiveness of the compensation of the Chief Executive Officer and the individuals who report directly to him. The Committee determines the compensation of direct reports of the Chief Executive Officer ("CEO"), and makes recommendations regarding the compensation of the CEO to the Board of Directors. The recommendations of the Committee regarding CEO compensation have never been modified or rejected by the Board. The compensation of persons other than the CEO and his direct reports is determined by the management of the Company. To assist the Committee, the Vice President of Corporate Human Resources of the Company presents compensation recommendations to the Committee for the CEO and his direct reports based on data obtained from independent compensation consultants, which reflects compensation practices of industry companies of approximately the Company's size. The Committee establishes executive compensation based on this information. The Committee generally sets executive compensation at the median level of the survey data.

Due to the Committee's and the Company's emphasis on pay for performance and the objective of building a strong relationship between shareholder return and executive compensation, executive compensation is weighted toward long-term stock incentives.

ANNUAL CASH COMPENSATION

Annual cash compensation is made up of two components--base salary and annual cash incentive (bonus). The Committee annually reviews base salaries and annual cash incentive for the CEO and his direct reports and approves the appropriate compensation and annual incentives. As discussed above, the Committee determines annual base salaries for the direct reports of the CEO based on recommendations made to the Committee by the CEO and the Company's Vice President of Corporate Human Resources and outside compensation consultants retained to assist the Committee. The annual cash incentive for each executive is based on annual performance goals set by the Committee. For 1997, the performance goals included targeted levels of EBIT (earnings before interest and taxes) and interest income and business development growth. The Committee determined that annual cash incentive payouts to the CEO and his direct reports for 1997, under their individual bonus plans, should range from 35.8% to 62.5% of their respective base salaries.

STOCK INCENTIVES

In order to link senior management's interests with those of the shareholders, the Committee relies on awards of stock options for key management who do not receive restricted stock. The Company has made stock awards and will make future awards under the Comprehensive Stock Plan (the "CS Plan"). The Committee is responsible for administering the CS Plan.

Restricted stock is the current primary long-term incentive vehicle for the CEO and his direct reports. The CS Plan permits the Committee to approve awards subject to either "General Restrictions", usually relating to continued employment, or "Performance Restrictions." The Committee believes that performance-based awards are in the best interest of shareholders and thus the stock awards it makes are weighted more heavily toward such awards.

In 1997, the Committee did not make any new grants of Company restricted stock or stock options to the senior executives listed in the Summary Compensation Table. All stock awards previously made by the Committee to the CEO and his direct reports expire at the end of fiscal year 1998. In the future, the Committee may continue to use restricted stock as the principal performance incentive for senior management, or it may use a combination of restricted stock and stock options to motivate and reward exceptional performance. In February 1996, Mr. McCarten, and other senior executives who held Host Marriott Corporation restricted stock awards, converted their remaining Host Marriott Corporation restricted stock into Company restricted shares containing time-based and performance-based conditions approved by the Committee. Both the converted Host Marriott Corporation awards and new 1996 awards made by the Committee are 40% time-based (requiring each senior executive to continue in employment with the Company) and 60% performance-based, with two or three year vesting schedules. The Committee sets performance criteria based on significant measures of Company performance for each annual installment. The converted and new restricted stock awards mandate that taxes due when the installment of restricted stock is released be paid by withholding shares. As a result, in all cases, the number of shares released to the executive will be reduced by at least the current 28% federal income tax withholding requirement and the applicable state income tax rate. For 1997, the Committee set financial goals to be achieved by the CEO and all other executives holding performance-based restricted stock. These financial goals were targeted levels of return on investment, profitability, and liquidity. The Committee determined that the 1997 level of performance justified release of 97% of the performance-based restricted shares which could have been earned by the CEO and senior executives in 1997.

1997 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The Committee recommends the total cash compensation of Mr. McCarten, which must be approved by the full Board of Directors. The Board has never modified or rejected any recommendation by the Committee regarding the CEO's compensation. The Committee is solely responsible for establishing performance-based compensation goals for the CEO's bonus and the release of restricted stock and for determining whether the Committee's goals have been satisfied. In 1997, Mr. McCarten earned a base salary of $465,000. The

Committee, with the approval of the Board, established a 1997 annual cash incentive plan through which he could have earned 75% of his base salary. The Committee determined that Mr. McCarten earned a payout of 62.5% of his base salary.

No new stock awards were made to Mr. McCarten in 1997. In 1993, when the Company was part of Host Marriott Corporation, Mr. McCarten received a five year grant of Host Marriott Corporation restricted stock which expires at the end of 1998. Forty percent of the award was time-based restricted stock, which requires him to continue in employment, and sixty percent of the shares awarded were performance-based, requiring achievement of performance targets. On February 2, 1996, Mr. McCarten converted all of his remaining restricted shares of Host Marriott Corporation stock into Company restricted stock. The converted Company restricted shares also are forty percent time-based and sixty percent performance-based. The Committee sets the annual performance goals which Mr. McCarten must achieve for release of his performance-based restricted stock. For 1997, the Committee targeted levels of return on investment, profitability, and liquidity. On a pretax basis, Mr. McCarten earned release of 102,043 performance-based restricted shares for 1997 and also earned release of 70,133 shares of time-based restricted stock.

POLICY ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION UNDER INTERNAL REVENUE CODE
SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of compensation paid to certain executive officers to amounts up to $1 million unless certain requirements are met. Any compensation considered performance-based is not subject to the $1 million limitation on deductibility. The Committee's intention is to establish performance-based compensation for the Company's senior management and qualify appropriate compensation under the performance requirements of Section 162(m).

                                          Respectfully submitted,

                                          Rosemary M. Collyer, Chair,
                                          Gilbert T. Ray, Member,
                                          R. Michael McCullough, Member,
                                          COMPENSATION POLICY COMMITTEE

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Prior to December 29, 1995, the Company was part of Host Marriott Corporation and its senior management was employed by Host Marriott Corporation. The fol-lowing Summary Compensation Table sets forth the compensation paid during the past three fiscal years to the listed executive officers. One of these years, 1995, involved compensation paid by Host Marriott Corporation. The compensa-tion amounts in the following table represent all compensation paid to each individual in connection with his position with the Company in 1997 and 1996 and with Host Marriott Corporation in 1995. There are no employment agreements between the Company and the listed executives.

                          SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                                    -----------------------------------------------
                                                              AWARDS                 PAYOUTS
                                                    -------------------------- --------------------
                                       ANNUAL
                                    COMPENSATION      RESTRICTED    SECURITIES            ALL OTHER
                                 ------------------      STOCK      UNDERLYING    LTIP     COMPEN-
   NAME AND PRINCIPAL     FISCAL SALARY(1) BONUS(2) AWARDS(3)(4)(7)  OPTIONS   PAYOUTS(5) SATION(6)
        POSITION           YEAR     ($)      ($)          ($)          (#)        ($)        ($)
   ------------------     ------ --------- -------- --------------- ---------- ---------- ---------
William W. McCarten        1997   465,000  290,625            0          0     1,352,070   26,802
 Chief Executive Officer   1996   458,654  326,103            0          0     1,071,767   27,975
 and President             1995   311,723  202,800            0          0       593,003   16,286
John J. McCarthy           1997   285,000  165,870            0          0       381,600   98,278
 Executive Vice            1996   280,288  185,551      240,002          0       396,945   39,999
 President, Business       1995   220,877  130,367            0          0       219,632   47,166
 Development
Thomas G. O'Hare           1997   249,000  144,918            0          0       349,800   25,154
 Executive Vice            1996   244,615  161,935      220,002          0       332,445   12,636
 President, Operations     1995   195,877  111,781            0          0       183,944   13,537
Brian W. Bethers           1997   205,000  104,345            0          0       254,400   18,855
 Senior Vice President     1996   188,558  115,586      240,002          0       201,661    8,341
 and Chief Financial       1995   135,585   47,563        9,513          0             0    7,247
 Officer
Joe P. Martin              1997   176,000   93,104            0          0       217,300   10,319
 Senior Vice President,    1996   173,269  106,214      140,001          0       124,049    7,840
 General Counsel and       1995   116,462   46,584            0          0        79,688    5,536
 Corporate Secretary

--------
(1) Salary amounts include base salary earned and paid in cash during the fis-cal year and the amount of base salary deferred at the election of the ex-ecutive officer under the Company's Employees' Profit Sharing, Retirement and Savings Plan and Trust (the "Profit Sharing Plan") and the Company's Executive Deferred Compensation Plan (the "Deferred Compensation Plan") and prior Host Marriott Corporation plans.
(2) Bonus (annual cash incentive) includes the amount of cash bonus earned pursuant to the named individual's bonus plan during the fiscal year and paid subsequent to the end of each fiscal year. The 1997 bonus payments were paid in February 1998.
(3) This column of the table reports restricted stock and deferred bonus stock awards. Deferred bonus stock awards are discussed in footnote 4 below. The restricted shares reported in this column are shares subject to "General Restrictions" (see footnote 7). Restricted shares with "Performance Re-strictions" (see footnote 7) are reported as long-term incentive plan ("LTIP") awards and are not reported as restricted stock awards on this table. The pretax value of restricted stock with "Performance Restric-tions" which vested in 1997 is reported in the table as "LTIP Payouts." The restricted stock awards for 1996 listed on this table vest ratably over a three year period (1996-1998) for Mr. Bethers, and vest ratably over a two year period (1997-1998) for Mr. McCarthy, Mr. O'Hare and Mr. Martin. No new restricted stock award was made in 1996 to Mr. McCarten. However, he continues to ratably vest a Host Marriott Corporation re-stricted stock award made in 1993 which was converted into restricted Com-pany shares on February 2, 1996. This converted award will continue to vest through 1998. Holders of restricted stock would be entitled to divi-dends, if any, paid by the Company to holders of Common Stock. No divi-dends were paid in 1996 or 1997. In 1997, no new restricted stock awards were made to the executives listed in the Table.

(4) The Company no longer makes Deferred Stock Bonus Awards. The Deferred Stock Bonus Awards included in the Table in the "Restricted Stock Awards" column, are stock awards granted by Host Marriott Corporation prior to the Distribution, which were generally derived based on dividing 20% of each individual's annual cash bonus award by the average of the high and low trading prices for a share of Host Marriott Corporation common stock on the New York Stock Exchange on the last trading day of the fiscal year. No voting rights or dividends are attributed to these Deferred Stock Bonus Award shares until such award shares are distributed. Awards may be denom-inated as current (pre-retirement) awards or deferred (retirement) awards. A current award is distributed in 10 annual installments commencing one year after the award is granted. A vested deferred award is distributed in a lump sum or in up to 10 annual installments following termination of em-ployment. Deferred Stock Bonus Award shares contingently vest pro rata in annual installments commencing one year after the award is made to the em-ployee. These awards generally are not subject to forfeiture once the em-ployee reaches age 55 and has 10 years of service, or after 20 years of service with Board approval, however, the awards are not subject to for-feiture for any reason if the employee dies or becomes permanently disa-bled. Each share of Host Marriott Corporation Deferred Stock Bonus Awards held by each executive listed in the Summary Compensation Table was split at the Distribution into one share of Company Deferred Bonus Stock for each five shares of Host Marriott Corporation Deferred Bonus Stock. Under the terms of the restricted stock grants made to them, Mr. McCarten, Mr. McCarthy, Mr. O'Hare and Mr. Martin were not eligible to receive awards of Deferred Bonus Stock in 1994, 1995, and 1996, and in 1997, the Company de-cided to no longer make Deferred Stock Bonus Awards. Each of these indi-viduals received Deferred Bonus Stock awards for years prior to 1994 from Host Marriott Corporation which will continue to be distributed pursuant to the terms of the awards. Mr. Bethers was eligible to receive Deferred Bonus Stock Awards in 1994 and 1995, but did not receive restricted stock in those years. In 1996, Mr. Bethers received a restricted stock award and became ineligible for 1996 and thereafter to receive any further Deferred Bonus Stock Awards. In January 1998, Mr. McCarten, Mr. McCarthy, Mr. O'Hare, Mr. Bethers and Mr. Martin received a distribution of Company de-ferred stock from previous awards as follows: Mr. McCarten, 94 shares val-ued at $1,356; Mr. McCarthy, 308 shares valued at $4,444; Mr. O'Hare, 66 shares valued at $952; Mr. Bethers, 186 shares valued at $2,684; and Mr. Martin, 35 shares valued at $505. Values are based on the average of the high and low of the trading prices of the Company stock on the New York Stock Exchange as of January 2, 1998.
(5) For 1997, the pre-tax amounts attributed to LTIP Payouts represent the value of the Company performance-based restricted stock awards that vested following the close of the fiscal year. The value stated is the average of the high and low trading prices of a share of Company Stock on February 4, 1998, on the New York Stock Exchange, the date the performance restric-tions were removed.
(6) For 1997, amounts included as "All Other Compensation" represent Company contribution amounts received under one or more of the Profit Sharing Plan, the Deferred Compensation Plan or the Supplemental Retirement Plan for certain employees. For 1997 for Mr. McCarten, $3,840 was attributable to the Profit Sharing Plan and $15,762 was attributable to the Deferred Compensation Plan. For 1997 for Mr. McCarthy, $3,840 was attributable to the Profit Sharing Plan, $13,283 was attributable to the Deferred Compen-sation Plan, and $70,955 was attributable to the Supplemental Retirement Plan. For 1997 for Mr. O'Hare, $3,840 was attributable to the Profit Shar-ing Plan and $11,114 was attributable to the Deferred Compensation Plan. For 1997 for Mr. Bethers, $3,840 was attributable to the Profit Sharing Plan and $7,815 was attributable to the Deferred Compensation Plan. For 1997 for Mr. Martin, $2,789 was attributable to the Profit Sharing Plan and $330 was attributable to the Deferred Compensation Plan. Each of these Executives also received $7,200 as a car allowance. Mr. O'Hare and Mr. Mc-Carthy also are eligible for up to $3,000 per year for supplemental medi-cal expenses.
(7) Restricted stock grants held by Company executives consist of two awards: shares subject to restrictions relating primarily to the passage of time and continued employment ("General Restrictions" or "time-based" restric-tions) which vest ratably over a two, three or five year period and an award of stock subject to performance objectives such as financial perfor-mance of the Company ("Performance Restrictions" or "performance-based" restrictions), which also vest ratably over a two, three or five year pe-riod so long as the performance conditions are satisfied by the executive. Performance-based restricted stock awards were made by the Committee to Mr. Bethers, Mr. Martin, Mr. McCarthy and Mr. O'Hare in February 1996. The performance-based restricted stock award to Mr. Bethers provided that it may vest ratably over three years ending in 1998 and the awards to Mr. Martin, Mr. McCarthy, and Mr. O'Hare provided that they may vest ratably over two years ending in 1998. The Company Compensation Policy Committee administers the restricted stock awards of the executives pursuant to per-formance criteria set by the Committee. The 1997 "LTIP Payments" reflect the pretax, fair market value of the released shares, on February 4, 1998, the date of release of the performance based restricted stock shares for the 1997 fiscal year. All restricted stock awards subject only to General Restrictions are presented on the Summary Compensation Table as "Re-stricted Stock Awards", and the value stated in the Summary Compensation Table is the fair market value on the date of the grant, February 2, 1996. In 1997, no new awards of restricted stock subject to time-based restric-tions were made to the executives listed in the Table. As of March 19, 1998, the value and number of time-based and performance-based restricted shares held by each executive is set forth on page 22 of this Proxy State-ment. The values are as follows: Mr. McCarten: $2,473,388; Mr. McCarthy:
    $708,593; Mr. O'Hare: $646,019; Mr. Bethers: $442,959; and Mr. Martin
    $395,634. All time-based and performance-based restricted stock awards for Mr. McCarten, Mr. McCarthy, Mr. O'Hare, Mr. Bethers, and Mr. Martin expire at the end of the 1998 fiscal year.

PERFORMANCE GRAPH

The graph below compares the cumulative total return of the Company's common stock against the cumulative total return of the S&P 500 Composite Stock Index and the Russell 2000 Index from the Distribution on December 29, 1995 through January 2, 1998, the end of the 1997 fiscal year. The Russell 2000 Index con-tains companies with a range of market capitalizations comparable to the Compa-ny. The Company has elected not to use a published industry or line-of-business index because it believes that the Company has certain but important differ-ences from traditional food and beverage specialty companies, and it believes the indexes chosen better reflect the performance of the Company. These differ-ences from traditional food and beverage specialty companies are more fully re-flected in the Company's Annual Report and its Annual Report on Form 10-K for 1997. The Company believes there is no published index with the exact product and service mix of the Company.

The phrase "total cumulative return" assumes that $100 was invested on December 29, 1995 in the Company's common stock and in each index and that all dividends (there were no dividends paid by the Company) were reinvested during the specified periods. The price performance of the Company's common stock shown below should not be viewed as being indicative of future performance.

                         [PERFORMANCE GRAPH APPEARS HERE]

                         December 29, 1995   January 3, 1997   January 3, 1998
                         -----------------   ---------------   ---------------

Host Marriott Services
  Corporation                  $100.00            $137.50           $206.25

S&P 500 Index                  $100.00            $124.17           $164.76

Russell 2000                   $100.00            $116.31           $142.31

STOCK OPTIONS

The table below sets forth information regarding the exercise during fiscal 1997 of certain options by each of the persons listed on the preceding Summary Compensation Table and the value on January 2, 1998, the end of the Company's fiscal year, of all unexercised options held by such individuals. Information regarding Host Marriott Corporation ("HMC") stock options held by each listed executive is provided only because the Company was part of HMC until the Dis-tribution on December 29, 1995. At the Distribution, HMC stock options then held by each executive were split into options on both Company and HMC shares in the ratio of one option to acquire one share of the Company stock for every five options to acquire one share of Host Marriott Corporation stock. No stock options or stock appreciation rights were awarded to the listed persons by the Company in fiscal 1997.

                     AGGREGATED STOCK OPTION EXERCISES IN
              LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                      SHARES                 OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                                    ACQUIRED ON  VALUE        YEAR-END(#)(2)         FISCAL YEAR-END($)(3)
                                     EXERCISE   REALIZED ------------------------- -------------------------
          NAME           COMPANY(1)     (#)       ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ---------- ----------- -------- ----------- ------------- ----------- -------------
William W. McCarten.....     HMS          0            0    9,250            0     115,344.65            0
                             HMC          0            0   46,250            0     736,488.45            0
                           TOTAL          0            0   55,500            0     851,833.10            0
John J. McCarthy........     HMS        210     2,418.99    3,710            0      45,964.75            0
                             HMC          0            0    2,125            0      33,953.68            0
                           TOTAL        210     2,418.99    5,835            0      79,918.43            0
Thomas G. O'Hare........     HMS          0            0    1,820            0      23,277.04            0
                             HMC          0            0    9,100            0     149,769.46            0
                           TOTAL          0            0   10,920            0     173,046.50            0
Brian W. Bethers........     HMS          0            0    7,005          825      71,929.13     7,375.09
                             HMC          0            0   35,025        4,125     428,444.00    41,279.29
                           TOTAL          0            0   42,030        4,950     500,373.13    48,654.38
Joe P. Martin...........     HMS          0            0      653            0       7,671.03            0
                             HMC          0            0    3,263            0      48,015.03            0
                           TOTAL          0            0    3,916            0      55,686.06            0

--------
(1) "HMC" represents options to purchase Host Marriott Corporation common stock ("HMC Options"). "HMS" represents options to purchase Company Common Stock ("Company Options"). HMC Options held by employees of the Company were adjusted to reflect the Distribution by providing each option holder with the option to purchase one share of Common Stock for every option to purchase five shares of Host Marriott Corporation common stock held as of the close of business on December 29, 1995. The exercise price of the Com-pany Options was set, and the price of the HMC Options was adjusted, so that the economic value of the HMC Options prior to the Distribution was preserved and not increased or decreased as a result of the Distribution.
(2) Under the terms of restricted stock grants made to Mr. McCarten, Mr. Mc-Carthy, Mr. O'Hare, Mr. Bethers and Mr. Martin, they are not eligible to receive Company stock options while they have outstanding restricted stock grants. The restricted stock grants to these executives expire December 31, 1998.
(3) Based on a per share price for Company common stock of $14.44, and a per share price for Host Marriott Corporation common stock of $19.22. These prices reflect the average of the high and low trading prices on the New York Stock Exchange on January 2, 1998. The value of the options reflect the gain on the exercise of the option that would have been realized if the options had been exercised on January 2, 1998.

LONG-TERM INCENTIVE AWARDS

The Compensation Policy Committee of the Company did not make any Long-Term In-centive Plan ("LTIP") awards to the Company's executive officers in 1997.

CERTAIN TRANSACTIONS

RELATIONSHIP BETWEEN THE COMPANY AND HOST MARRIOTT CORPORATION AND MARRIOTT INTERNATIONAL, INC. AND SODEXHO-MARRIOTT SERVICES, INC.

J.W. Marriott, Jr. and Richard E. Marriott beneficially own approximately 6.88% and 6.75%, respectively, of the outstanding shares of Common Stock. By reason of their ownership of such shares of Common Stock and their positions as Directors, J.W. Marriott, Jr. and Richard E. Marriott, who are also directors of Host Marriott Corporation and Marriott International, Inc., would be deemed in control of the Company within the meaning of the federal securities laws. Other members of the Marriott family might also be deemed in control of the Company by reason of their ownership of Company shares and/or their relationship to other family members.

Prior to the Distribution of the Company to the shareholders of Host Marriott Corporation on December 29, 1995, the Company and HMC entered into a Distribution Agreement, which provided for, among other things, (i) certain asset transfers to occur prior to the Distribution, (ii) the Distribution,
(iii) the division between the Company and HMC of certain liabilities and (iv) certain other agreements governing the relationship between the Company and HMC following the Distribution.

Among the other agreements between the Company and HMC are:

(i) Tax Sharing Agreement. This Agreement defines the parties' rights and obligations with respect to deficiencies and refunds of federal, state and other income or franchise taxes relating to the Company for tax years prior to the Distribution and with respect to certain tax matters of the Company after the Distribution.

(ii) Employee Benefits Allocation Agreement. This Agreement allocates certain responsibilities with respect to employee compensation, benefits and other employment and labor matters.

(iii) Transitional Services Agreements. The Company and HMC also entered into a number of agreements pursuant to which each company agreed to provide certain services to the other and their respective subsidiaries for a transitional period which has now expired. Such services were provided on market terms and conditions.

In addition, HMC has agreed to guarantee the Company's performance in connection with certain concessions operated by the Company. HMC has not been required to make any payments pursuant to these guarantees and the Company does not anticipate that any such payments will be made in 1998.

Also, in connection with the Distribution, the Company and Marriott International, Inc. ("Marriott International") have entered into service agreements substantially similar to pre-existing agreements between HMC and Marriott International or, alternatively, the Company has accepted an assignment of certain agreements between HMC and Marriott International. These include agreements for administrative, consulting and procurement services ("MI Agreements"). The amount of the payments to be made to Marriott International under the MI Agreements in fiscal 1998 will depend on the level of services and supplies provided thereunder. In 1997, the approximate value of food and supplies the Company purchased from affiliates of Marriott International was $77.3 million. The Company also paid Marriott

International $9.8 million in 1997 for corporate services such as computer systems support and other services.

At the time of the preparation of this Proxy Statement, Marriott International had just separated its institutional food services line of business from its lodging and senior living services related line of business. The transaction results in a new Marriott International in the lodging and related line of business and Sodexho-Marriott Services, Inc. in the institutional line of business. The rights and duties of the Company under its present agreements with Marriott International will be preserved in the transaction. The new Marriott International will continue to provide services to the Company under the MI Agreements.

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1997, the members of the Compensation Policy Committee were Rosemary M. Collyer, Gilbert T. Ray, and R. Michael McCullough. In 1997, the Company requested legal services from the Law Firm of Crowell & Moring, the total of which is less than $50,000. Rosemary M. Collyer is a partner at the firm.

Mr. Shaw is Chairman of the Board of Sodexho-Marriott Services, Inc. Mr. Shaw will also be a director of the new Marriott International and will serve as its President and Chief Operating Officer. J. W. Marriott Jr. will be Chairman of the Board and Chief Executive Officer of the new Marriott International and Richard E. Marriott will be a director of the new Marriott International. There is a non competition agreement between the Company and Sodexho-Marriott Services, Inc. The non competition agreement extends to October 2000.

PROPOSAL ONE: DIRECTOR NOMINEES

The Board of Directors of the Company is composed of eight directors, seven of whom are not officers or employees of the Company. The Certificate of Incorporation classifies the current eight-member Board of Directors into three classes. Each director serves for three years.

The terms of office of Rosemary M. Collyer, William W. McCarten and William J. Shaw expire at the 1998 Annual Meeting. The Board of Directors, acting upon the recommendation of its Nominating and Corporate Governance Committee, chaired by Ambassador Andrew J. Young and composed entirely of outside directors of the Company, has nominated and recommends the re-election of Ms. Collyer, Mr. McCarten and Mr. Shaw, each for a three-year term as director expiring at the 2001 Annual Meeting of Shareholders.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for Ms. Collyer, Mr. McCarten and Mr. Shaw.

If elected, each have consented to serve as directors for terms of three years and until their respective successors are elected and qualified. Further information with respect to the nominees is set forth under the section entitled "Directors." Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR ROSEMARY M. COLLYER, WILLIAM W. MCCARTEN AND WILLIAM J. SHAW AS DIRECTORS OF THE COMPANY FOR TERMS EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2001.

PROPOSAL TWO: APPOINTMENT OF AUDITORS

Subject to shareholder approval, the Board of Directors, acting through its Audit Committee, has appointed Arthur Andersen LLP ("Arthur Andersen"), a firm of independent public accountants, to audit and report to shareholders on the consolidated financial statements of the Company and its subsidiaries for fiscal year 1998. Arthur Andersen served as the public accountants of the Company for fiscal year 1997. Representatives of Arthur Andersen will be present at the Annual Meeting, will have an opportunity, if they so desire, to make a statement, and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxy holders will vote the proxies received by them to ratify the appointment of Arthur Andersen LLP.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR SUCH APPOINTMENT.

PROPOSAL THREE: THE RATIFICATION OF AN AMENDMENT OF THE COMPANY'S COMPREHENSIVE STOCK PLAN ("CS PLAN") THAT WOULD INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE TO BE AWARDED UNDER THE COMPREHENSIVE STOCK PLAN FROM 6.5 MILLION TO 10 MILLION SHARES.

The Company adopted, subject to shareholder approval, an amendment to the CS Plan that would increase the number of shares of Common Stock available to be awarded under the CS Plan from 6.5 million to 10 million shares. As of March 19, 1998, such 3.5 million shares of Common Stock had a fair market value of $46.2 million, based on the closing price on the New York Stock Exchange.

The purpose for asking shareholders to approve this increase is to ensure that the Company will have sufficient shares over the next 3-5 years to recognize and reward outstanding employee performance which creates value for shareholders.

The Company is soliciting shareholder approval of this amendment to comply with the rules of the New York Stock Exchange and so that the CS Plan, as amended, complies with the requirements of Section 162(m) of the Code, and the Company's ability to deduct compensation paid to executive officers under the CS Plan is preserved. This amendment to the CS Plan will not be effective unless and until it is approved by the Company's shareholders.

SUMMARY OF THE TERMS OF THE CS PLAN

Under the CS Plan, the Company may make to participating employees (i) awards of restricted shares of Common Stock, (ii) deferred awards of shares of Common Stock and (iii) awards of options to purchase Common Stock. Full-time employees of the Company and its subsidiaries (other than employees who are governed by a collective bargaining agreement) are eligible to participate in the CS Plan. Directors are not eligible to participate unless they are also employees. As of March 19, 1998, approximately 900 persons were eligible to participate in the CS Plan.

The Compensation Policy Committee of the Company's Board of Directors administers the CS Plan. The Committee has the power to determine the size and type of awards, and to determine the terms and conditions of the awards, in a manner consistent with the CS Plan. No individual or all employees in the aggregate, may receive awards in any one year in excess of the authorized number of shares for all awards.

The principal terms of conditions of the CS Plan are summarized below.

Restricted Stock Awards. The CS Plan provides compensation incentives to management employees in the form of shares of restricted stock of the Company. Seven management employees of the Company are eligible and presently hold restricted stock awards under the CS Plan. Delivery of shares is conditioned upon requirements such as (i) continued employment over a prescribed period of time, (ii) the participant refraining from engaging in activities in competition with the Company or that are otherwise adverse to the Company's best interests, and (iii) satisfaction of such performance conditions as the Compensation Policy Committee of the Company's Board of Directors may specify. Shares of restricted stock may not be transferred, pledged, assigned or sold until the end of the applicable restricted period or the satisfaction of the other conditions to vesting, unless the Committee so permits.

Deferred Stock Awards. The Company's purpose in granting deferred awards of Common Stock is to attract, hold and reward key employees by allowing them to participate in the future success of the Company through the grant of deferred stock. While the CS Plan authorizes deferred stock and deferred bonus stock awards, the Company has decided not to make deferred bonus stock awards in the future, but may make deferred stock awards. All persons eligible to participate in the plan are eligible to receive deferred stock awards except for seven executives who have current restricted stock awards.

Deferred shares are distributed in 10 consecutive annual installments commencing the January 2 following the date the employee retires or becomes permanently disabled or attains at least age 65 and is not an employee of the Company, or over such shorter period as the Committee or its designee may direct. Shares contingently vest over a specified term or in pro rata annual installments.

An employee may not assign or transfer his or her rights under a Deferred Stock Agreement without the Company's consent.

Stock Option Awards. The Company's purpose in granting options to purchase Common Stock is to provide additional long-term incentives to management employees. Under the CS Plan, options may be granted either on a non-qualified tax basis or as "incentive stock options" within the meaning of Section 422 of the Code. The option price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted.

No option may be exercised within one year from the date of its grant. Options granted by the Company may have a term of up to 15 years but are generally limited to 10 years; however, incentive stock options may not have a term of more than 10 years. If an optionee ceases to be an employee, other than by reason of death, while holding an exercisable option, the option generally terminates if not exercised within the following three months (60 days for an incentive stock option). A different rule applies, however, to optionees who retire and meet the retirement provisions of the CS Plan. Non-qualified options held by optionees who subsequently become "approved retirees" (qualifying combination of age and length of service that equals or exceeds seventy-five years) do not expire until the earlier of (i) the expiration of the option in accordance with its original term or (ii) one year from the date on which the option granted latest in time to the optionee has fully vested. Options are not transferable except as permitted by the Committee, or as required by law.

Amendments to CS Plan. With the approval of the Company's Board of Directors, the Committee may terminate, amend or modify the CS Plan. However, without the approval of the Company's shareholders, no such termination, amendment or modification may become effective if the approval of the shareholders is required under (i) Rule 16b-3, (ii) the provisions of the Code and the regulations thereunder with respect to incentive stock options, or (iii) otherwise. No amendment of the CS Plan may adversely affect any award previously granted under the CS Plan without the written consent of the affected participant.

STOCK AWARDS

As of March 19, 1998 the following is a summary of the number of shares of Com-mon Stock subject to awards made under the CS Plan to the following individuals and groups:

                                                 RESTRICTED STOCK DEFERRED STOCK
                                         OPTIONS      AWARDS          AWARDS
                                         ------- ---------------- --------------
William M. McCarten.....................  9,250      187,520          6,317
 Chief Executive Officer
 and President (nominee
 for director)
John J. McCarthy........................  3,710       53,722          1,121
 Executive Vice President,
 Business Development
Thomas G. O'Hare........................  1,820       48,978            512
 Executive Vice President,
 Operations
Brian W. Bethers........................  7,830       33,583          1,372
 Senior Vice President
 and Chief Financial Officer
Joe P. Martin...........................    653       30,299            230
 Senior Vice President,
 General Counsel and
 Secretary
All current executive
 officers as a group.................... 23,263      354,102          9,552
All current directors who
 are not executive officers
 as a group.............................      0            0              0

Approximately 900 other Company managers received awards in 1997.

FEDERAL INCOME TAX CONSEQUENCES

The Company has the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the CS Plan.

Restricted Stock and Deferred Stock. Recipients of awards of Restricted Stock and Deferred Stock will generally recognize ordinary income equal to the fair market value of the stock on the date the stock is no longer subject to a "substantial risk of forfeiture" as determined under the Code and regulations thereunder. At such time as the recipient recognizes ordinary income, the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the recipient. Generally the recipient's basis in the stock for purposes of determining gain or loss upon subsequent disposition of the stock will be the amount of ordinary income recognized when the restrictions lapse.

Nonqualified Stock Options. For federal income tax purposes, the recipient of "non-qualified" options granted under the CS Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon the exercise of a "non-qualified" option, the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his or her gain or loss on his or her subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the "non-qualified" option.

Incentive Stock Options. There are no incentive stock options outstanding and the Compensation Policy Committee presently has no intention to make such awards. Generally, there is no taxable income to an employee when an "incentive stock option" is granted to him or her when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Gain realized by an optionee upon sale of stock issued on exercise of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An incentive stock option exercised more than three months after an optionee's termination of employment, other than by reason of death or disability, will be taxed as a "non-qualified" option, and the optionee generally must recognize ordinary income upon such exercise equal to the excess of the fair market value of the stock over the exercise price. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Limitations on Compensation Deductions. Under Section 162(m) of the Code, income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1,000,000 in any one year. However, the limitation on deductions does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and restricted stock may satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares with respect to which shares can be granted to any particular employee within a specified period and the compensation the employee can receive under an option is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date), or in the case of restricted stock, that there are meaningful performance goals which are obtained. The Company believes that awards made under the CS Plan will qualify as "performance-based" compensation and, therefore, that the Company's ability to take deductions to which it would otherwise be entitled with respect to the CS Plan will not be limited by Section 162(m).

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL THREE.

PROPOSAL FOUR: THE RATIFICATION OF AN AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN ("ESP PLAN") THAT WOULD INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE PURCHASED UNDER THE ESP PLAN FROM 750,000 TO 1,250,000 SHARES.

The Company adopted, subject to shareholder approval, an amendment to the ESP Plan that would increase the number of shares of Common Stock available to be awarded under the ESP Plan from 750,000 to 1,250,000 shares. As of March 19, 1998, such 500,000 shares of Common Stock had a fair market value of $6.59 million based on the closing price on the New York Stock Exchange.

The purpose for asking shareholders to approve this increase is to ensure that the Company will have sufficient shares over the next 3-5 years to meet the number of shares purchased by employees.

The ESP Plan promotes share ownership by employees and aligns the interests of employees with all Company shareholders. Employees purchase shares through payroll deductions.

The Company is soliciting shareholder approval of this amendment to comply with the rules of the New York Stock Exchange and so that the ESP Plan, as amended, complies with the requirements of Section 162(m) of the Code, and the Company's ability to deduct compensation paid to executive officers under the ESP Plan is preserved. This amendment to the ESP Plan will not be effective unless and until it is approved by the Company's shareholders.

SUMMARY OF THE TERMS OF THE ESP PLAN

All active, non-temporary employees of the Company and participating subsidiaries on the first business day of January of each year (with the limited exception of those holding 5% or more of the Company's outstanding shares) will be eligible for participation in the ESP Plan provided they customarily work more than five months per year and more than 20 hours per week; however, participation in the ESP Plan by employees of the Company's subsidiaries is subject to the prior approval of the Company's Board of Directors. Non-employee directors are not eligible to participate in the ESP Plan. The Compensation Policy Committee of the Company's Board of Directors administers the ESP Plan.

The ESP Plan currently provides Company employees with an opportunity, through payroll deductions, to purchase Common Stock and thereby increase their interest in the Company's growth and success. Under the ESP Plan, participants may contribute any whole percentage of their base pay between 5% and 10% each year to the ESP Plan. Participants receive options to purchase shares of Common Stock on January 31 of the subsequent year at a price per share equal to the lower of (i) 100% of its fair market value on the opening date of the Plan year, or (ii) 100% of its fair market value on January 31 of the following year, the end of the Plan year. A participant must be employed on the subsequent January 31 to purchase shares of Common Stock. Participation is on an annual basis and an employee may withdraw at any time and receive a refund of his or her contributions. No employee may purchase in any one year the number of shares of Common Stock that exceeds a whole number of shares arrived at by dividing $25,000 by the fair market value of a share on the date of grant of the option.

ESP PURCHASES TO DATE

For the 1997 ESP Plan Year 15,384 shares of Common Stock were purchased by the Company's executive officers as a group. Their specific purchases were: Mr. McCarten, 4,125 shares; Mr. McCarthy, 4,125 shares; Mr. O'Hare, 1,713 shares; Mr. Bethers, 2,994 shares; and Mr. Martin, 2,427 shares. A total of 258,637 shares were purchased by all other employees. As of March 19, 1998, the value of each share, measured at the average of the high and low of the Company's Common Stock on the New York Stock Exchange was $13.25.

FEDERAL INCOME TAX CONSEQUENCES

A participant generally will not recognize income at the time of the grant of a purchase right under the ESP Plan (that is, on the date of election to participate). Nor will a participant recognize income on the exercise of such a purchase right (that is, on the date of purchase), provided that at no time during the period beginning with the date of the granting of the purchase right and ending on the date three months before the date of exercise of such purchase right, the participant ceased to be an employee of the Company for any reason other than death (the "employment requirement"). Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of a purchase right or the issuance of shares upon exercise thereof. For purposes of determining gain or loss upon a subsequent disposition of the stock, the employee's basis in the stock will be the amount paid at the time of purchase.

If a participant who satisfies the employment requirement disposes of shares acquired upon exercise of a purchase right within two years after the time of the grant of the purchase right, the participant generally will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the purchase price. Any such ordinary income recognized by a participant will be added to the participant's basis in the shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of ordinary income recognized on the disposition will be capital gain, and any loss will be capital loss.

If a participant fails for any reason other than the participant's death to meet the employment requirement, then, upon the receipt of shares upon such exercise, the participant generally will recognize ordinary income.

If a participant recognizes ordinary income as a result of either an exercise of a purchase right or a disposition of shares, then the Company will be entitled to a deduction in the same amount, provided the Company satisfies any applicable federal income tax information reporting requirements.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR PRO-POSAL FOUR.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

The Annual Meeting for 1999 is tentatively scheduled to be held on May 11, 1999. Any shareholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may submit to the Board of Directors proposals to be considered for submission to the shareholders at the 1999 Annual Meeting. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the General Counsel, Host Marriott Services Corporation, 6600 Rockledge Drive, Department 72/928.83, Bethesda, Maryland 20817 and should be received no later than December 7, 1998 to be eligible for inclusion in the proxy materials for that meeting. Any such notice shall set forth: (a) the name and address of the shareholder and the text of the proposal to be introduced; (b) the number of shares of Company Common Stock held of record, owned beneficially and represented by proxy by such shareholder as of the date of such notice; and
(c) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice.

Any shareholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934 may nominate a candidate for director of the Company. Any such nomination should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the General Counsel, Host Marriott Services Corporation, 6600 Rockledge Drive, Dept. 72/928.83, Bethesda, Maryland 20817 and must be received by December 7, 1998. Any such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of Company Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the class and number of shares held of record, owned beneficially and represented by proxy by such shareholder as of the date of the notice; (d) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (e) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the consent of each nominee to serve as a director of the Company if so elected.

SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by directors, officers, and regular employees of the Company. The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from shareholders. MacKenzie Partners, Inc. will receive a fee of $6,000 plus reimbursement of certain ordinary and reasonable out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees, and fiduciaries in accordance with the rules of the New York Stock Exchange, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of the solicitation will be borne by the Company.

1997 FORM 10-K AND ANNUAL REPORT

All shareholders of record on the Annual Meeting Record Date will receive a copy of the Company's 1997 Annual Report. Any shareholder who desires additional copies of the Company's 1997 Annual Report or 1997 Form 10-K filed with the Securities and Exchange Commission (excluding exhibits) may obtain them without charge by addressing a request to Investor Relations, Host Marriott Services Corporation, 6600 Rockledge Drive, Dept. 72/928.93, Bethesda, Maryland 20817. A charge equal to the reproduction cost will be made if the exhibits are requested.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Joe P. Martin

                                     Joe P. Martin
                                     General Counsel and Secretary

                                                                       Exhibit 1


                       HOST MARRIOTT SERVICES CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN





                                    Effective Beginning
                                    1996 Plan Year


                       HOST MARRIOTT SERVICES CORPORATION
                       ----------------------------------
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

     The Host Marriott Services Corporation Employee Stock Purchase Plan (herein called the "Plan") as set forth in this document, is intended through payroll savings to enable eligible employees to purchase stock of Host Marriott Services Corporation (the "Corporation") and thus to benefit the Corporation by increasing the employees' interest in the Corporation's growth and success. It is intended that the Plan meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, and any amendments thereto, and is to be so applied and interpreted. The provisions of the Plan are as follows:

     1. Stock Offered and Price. An option to purchase shares will be granted to eligible employees in the manner stated below. The Purchase Price of each share of stock will be the lesser of (i) 100% of its fair market value on the date the option is granted, or (ii) 100% of the fair market value on the day the option is exercised. In the event that the Corporation should declare a stock dividend or a stock split or reclassify its stock, the purchase price and the number of shares reserved for the Plan will be adjusted proportionately.

     2. Eligible Employees. All employees of the Corporation or any subsidiary of the Corporation who are employed on the first business day of January of each year of the Plan, are eligible to participate in the Plan during the following year, except the following who are ineligible to participate: (a) employees whose customary employment is for not more than five months in any calendar year; (b) employees whose customary employment is 20 hours or less per week; and (c) any employee, who after grant of an option under the Plan, would own or be deemed to own pursuant to applicable attribution rules stock (including stock which may be acquired under any outstanding options) possessing five per cent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation, or a subsidiary thereof. Notwithstanding the foregoing and with respect to subsidiary corporations, the Board of Directors of the Corporation must first approve participation in the Plan of the employees of each such subsidiary. Furthermore, the Board of Directors may at any time in its sole discretion and if it deems it advisable to do so, withdraw participation from the employees of a particular subsidiary or subsidiaries.

     3. Participation in the Plan. An eligible employee may become a participant in the Plan by completing an election to participate in the Plan on a form provided by the Corporation and filing that form with his Payroll Office between the 2nd day of January and 15th day of March, or such other time as the Plan Administrator shall specify, inclusive in each year in which such employee is to participate in the Plan. Such form and participation shall be effective only if the employee is still employed by the Corporation on January 31 of the following year. An eligible employee may revise his election at any time up to and including the 15th day of March in each year in which such employee is eligible to participate in the Plan.

     4. Payroll Deductions. At the time a participant files his election to participate in the Plan (as provided above), the employee shall elect to have deductions made from his pay, or in the alternative, elect to make contributions, on each pay day, starting on or after February 1 immediately following such election, and ending before the next February 1, as long as he shall participate in the Plan, of, or equal to, 5%, 6%, 7%, 8%, 9% or 10% of the base compensation which the employee is entitled to receive on such pay day. These deductions, or contributions, will be credited to the employee's account under the Plan. The participating employee may not during any then current year of the Plan change his rate of payroll deduction or contribution. Once an employee elects either authorization of payroll deductions or contributions, the election may not be changed during that year of the Plan.

     An employee electing to make contributions may miss making the full contribution once, and may make it up within thirty (30) days. If the employee misses more than one contribution, or fails to make it up within 30 days, the employee will be deemed to have elected to terminate his participation for the year in question (as provided in Section 8). At any time a participating employee may elect voluntarily to terminate, in total only, his participation in the Plan for the year in question (as provided in Section 8). Once participation is terminated, it may not be reinstated during that year of the Plan.

     Upon retirement a participant shall have no further obligation nor will he be permitted to make further contributions to the Plan. All amounts theretofore contributed by a retired participant shall be retained in his account for the balance of the Plan year and applied as set forth in Section 5.

     5. Exercise of the Option to Purchase Shares. Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, for the year in question, or his participation in the Plan has otherwise been terminated as provided in Section 8, or if he has retired, the option of such participating employee to purchase stock will be automatically exercised for him on January 31 of the year following the year in which he elected to participate in the Plan, for the purchase of the number of full shares of stock (subject to the participation adjustment provided in Section 6) which the accumulated funds in the participating employee's account at that time will purchase at the Purchase Price. The option may not be exercised at any other time. Any funds remaining in the participating employee's account insufficient to purchase a full share of stock will be refunded to the employee. Effective with exercise of the option the employee shall become a stockholder and shall have all the rights incident thereto, including the right to such future dividends as may be declared from time to time by the Board of Directors.

     6. Participation Adjustment. If in any year the payroll deductions exceed the number of unsold reserved shares, a participation adjustment will be made and the number of shares purchasable by participating employees will be reduced proportionately. Any funds remaining in the participating employee's account not used to purchase shares will be refunded to the employee.

     7. Issuance of Stock Certificates. As soon after the option is exercised as is reasonably possible, the participating employee will be issued a stock certificate for the number of shares purchased under the Plan.

     8. Termination of Participation. The employee will be refunded all monies in his account and his participation in the Plan terminated, if: (a) the employee elects in writing to terminate participation; (b) the employee's employment with the Corporation or its subsidiaries is terminated for any reason other than retirement; (c) the Board of Directors of the Corporation elects to terminate the Plan as provided by Section 13; (d) participation is terminated for failure to make contributions as more fully set forth in Section 4; or (e) the employee dies. Once terminated, participation may not be reinstated for the then current year but, if otherwise eligible, the employee may elect to participate in any subsequent year of the Plan. For purposes of this Section 8, the term "retirement" shall mean either (i) termination of employment at or beyond age 55 with at least 10 years of service; or (ii) termination of employment as a result of total and permanent disability. An employee shall be considered totally and permanently disabled for purposes of this Section 8 if the employee is permanently unable to engage in any occupation for which he or she is reasonably qualified by education, training or experience as certified by a competent medical authority designated by the Plan Administrator to make such determination. An employee's termination of employment shall be considered a "retirement" for purposes of this Section 8 only if such termination occurs not more than three months prior to January 31 of the year following the year in which the employee has filed his or her most recent valid election to participate in the Plan.

     9. Assignment. No employee may assign his rights under the Plan (including his rights in the option). Any payment of cash or issuance of stock hereunder may be made only to the employee (or, in the event of his death, to his estate). After the stock certificate has been issued, such certificate may, of course, be assigned the same as any other stock certificate.

     10. Administration. The Compensation Policy Committee of the Board of Directors will administer the Plan and may prescribe rules as to the administration of the Plan, including, without limitation, rules relating to the definition of "base compensation" as used herein. The determination of the Executive Committee as to any questions which may arise with respect to the interpretation of the provisions of this Plan shall be final. Payroll deduction authorizations and elections to terminate participation shall be exercised only on forms provided by the Corporation for that purpose.

     11. Application of Funds. All funds received or held by the Corporation under this Plan may be used for any corporate purpose until applied to the purchase of stock and/or refunded to participating employees, and participating employee's accounts will not be segregated, nor will interest be paid thereon.

     12. Amendment of Plan. The Board of Directors may, at any time, amend this Plan, in any respect, except that without approval of the stockholders of the Corporation no amendment shall be made (a) changing the number of shares subject to this Plan (except as provided in Section 1); (b) decreasing the Purchase Price (except as provided in Section 1); or (c) changing administration of the Plan from the Compensation Policy Committee or changing the classification of employees eligible to participate in the Plan.

     13. Term and Termination of the Plan. This Plan shall continue in effect on a year-to-year basis unless terminated by the Board of Directors of the Corporation. The Board of Directors may terminate the Plan at any time and for any reason. In any event the Plan shall, without further action of the Board of Directors, terminate at such time as the total number of shares reserved for purchase under the Plan has been distributed.

     14. Governmental Regulation. The Corporation's obligation to issue, sell and deliver its stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

     15. Other Provisions. (a) Notwithstanding any other provisions of this Plan, no employee may purchase in any one calendar year, under this Plan, shares of stock which exceed $25,000.00 of fair market value determined as of the date the option is granted. (b) "Fair Market Value" means the average of the high and low prices per share of the Corporation's stock as reflected by composite transactions on the various national securities exchanges on which such stock has been listed and reported by the National Association of Securities Dealers on the day named, or if there are no transactions on that date, then the closing price for the preceding day upon which transactions occurred. (c) A "subsidiary of the Corporation" is any corporation where the Corporation owns 50% or more of the total combined voting power of all classes of stock. (d) Temporary disability or an approved leave of absence shall not result in termination of employment within the meaning of the Plan. (e) All employees granted options shall have the same rights and privileges. (f) Notwithstanding any other provisions of this Plan, no eligible employee may purchase in any one calendar year, under this Plan, shares of stock which exceed a whole number of shares arrived at by dividing $25,000 by the fair market value of a share on the date the option is granted.

                            CERTIFICATE OF SECRETARY

I, the undersigned Secretary of Host Marriott Services Corporation (the "Corporation"), do hereby certify the foregoing to be a true copy of the restated Host Marriott Services Corporation Employee Stock Purchase Plan (the "Plan") and that there have been no amendments or modifications to the Plan that are not reflected in this copy.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of Host Marriott Services Corporation this _____ day of May, 1998.


                                       ----------------------------------
                                       Joe Martin
                                       Secretary

                                                                       Exhibit 2

                       HOST MARRIOTT SERVICES CORPORATION
                            COMPREHENSIVE STOCK PLAN



                              Restated as of May 5, 1998

                       HOST MARRIOTT SERVICES CORPORATION
                            COMPREHENSIVE STOCK PLAN


                                   ARTICLE 1.
                      Establishment, Purpose, And Duration

     1.1 Establishment of the Plan. Host Marriott Services Corporation, a Delaware corporation (the "Company") hereby establishes an incentive compensation plan to be known as the "Host Marriott Services Corporation Comprehensive Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Op-tions, Deferred Stock and Restricted Stock.

     The Plan is first effective as of the date it received the consent of the shareholders (the "Effective Date"), and shall remain in effect as provided in
Section 1.3 herein. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b) under the Exchange Act.

     Effective May 5, 1998 the Plan is restated to reflect the approval of 3,500,000 additional shares by the shareholders of the Company pursuant to
Section 1.3. Effective the day following such shareholder approval, no further awards shall be provided under prior statements of the Plan; provided that any outstanding awards shall continue to remain outstanding in accordance with the terms of the prior statement of the Plan.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote and enhance the long-term growth, development and financial success of the Company by aligning the personal interests of key management employees to those of the Company's shareholders and allowing such employees to participate in the growth, development and financial success of the Company.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees who have been or will be given management responsibilities.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 9 hereof, until all Shares subject to it (including any additional Shares approved by the shareholders of the Company after the Effective Date) shall have been purchased or acquired according to the Plan's provisions.

                                   ARTICLE 2.

                          Definitions and Construction

     2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, or Deferred Stock.

          (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3, as amended, as promulgated by the SEC under the Exchange Act.

          (c) "Board" or "Board of Directors" means the Board of Directors of the Company, unless the context indicates otherwise.

          (d) "Bonus Award" or "Deferred Stock Bonus Award" means a grant of Shares of the Company, on a deferred basis, pursuant to Article 8 hereof.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" has the meaning set forth in Section 3.1.

          (g) "Company" means Host Marriott Services Corporation, a Delaware corporation (including any subsidiaries), or any successor thereto as provided in Article 12 hereof.

          (h) "Compete" means to engage, individually or as an employee, consultant or owner (more than 5%) of any entity, in any business engaged in significant competition with any business operated by the Company.

          (i) "Current Award" means a Bonus Award granted under the terms and conditions described in Section 8.2(c) hereof.

          (j) "Deferred Award" means a Bonus Award granted under the terms and conditions described in Section 8.2(b) hereof.

          (k) "Deferred Stock" means Shares subject to a Deferred Award, or to an Award of Deferred Stock Agreement granted under the terms and conditions described in Section 8.3.

          (l) "Director" means any individual who is a member of the Board of Directors of the Company.

          (m) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of suffi-cient competent medical advice from one or more individuals, selected by or satisfactory to the Committee, who are qualified to give professional medical advice.

          (n) "Employee" means an employee not subject to a collective bargaining agreement who is a salaried employee of the Company who, during the thirteen four-week accounting periods prior to any date of determination, worked at least 2,080 hours for the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

          (p) "Fair Market Value" means the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the average so computed on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

          (q) "Host Marriott Services Corporation" means Host Marriott Services Corporation, a Delaware Corporation.

          (r) "Incentive Stock Option" or "ISO" means an Award of an option to purchase Shares, granted under Article 6 hereof, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (s) "Nonqualified Stock Option" or "NQSO" means an Award of an option to purchase Shares, granted under Article 6 hereof, which is not intended to be an Incentive Stock Option.

          (t) "Officers" shall have the meaning as that term is defined in Rule 16a-1(f), as the same may be amended from time-to-time, under the Exchange Act.

          (u) "Option" means an Award of an Incentive Stock Option or of a Nonqualified Stock Option.

          (v) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

          (w) "Participant" means an Employee of the Company with regard to whom an Award granted under the Plan is outstanding.

          (x) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the

     Committee, at its discretion), and is subject to a substantial risk of forfeiture, as provided in Article 7 hereof.

          (y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and shall include a "group", as defined in
     Section 13(d)(3) thereof.

          (z) "President" means the chief executive officer of the Company, however such person may be titled.

          (aa) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 hereof.

          (ab) "Rule 16b-3" means Rule 16b-3 or any successor or amended rule promulgated by the SEC under the Exchange Act.

          (ac) "SEC" means the Securities and Exchange Commission.

          (ad) "Shares" means shares of common stock of the Company, or of any successor corporation adopting this Plan.

          (ae) "Subsidiary" means any corporation more than fifty percent of the number of share of common stock of which is beneficially owned by the Company, or by any of its subsidiaries.

     2.2  Gender and Number.  Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     2.3  Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                   ARTICLE 3.

                                 Administration

     3.1  The Committee.  The Plan shall be administered by a committee (the
          -------------
"Committee") comprised (i) to the extent required by Rule 16b-3, by an administrator or administrators in compliance with Rule 16b-3, and (ii) in all other cases, by such administrator or administrators as the Board of Directors may designate.

     3.2  Authority of the Committee.  The Committee shall have sole power to
          --------------------------
select Employees to whom Awards are granted, except that Bonus Awards authorized by Article 8 hereof shall be granted by the President in the case of any recipients who are not Officers. The Committee, with the exception described in the previous sentence, shall have sole power to determine the size and types of Awards and to determine the terms and conditions (e.g., vesting, term, manner of exercise, distribution, etc.) of such Awards in a manner consistent with the Plan. The Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 9 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall have the full power to make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the terms of any Award or in the terms of the Plan, in the manner and to the extent it shall deem expedient. The Committee shall be the sole and final judge of such expediency, and its determinations shall be conclusive. Notwithstanding the foregoing, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee in its sole discretion.

     3.3  Decisions Binding.  All determinations and decisions made by the
          -----------------
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates, beneficiaries or other representatives.

     3.4  Unanimous Consent in Lieu of Meeting.  A memorandum signed by all
          ------------------------------------
members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting.

     3.5  Performance Based Awards. In making Awards, the Committee shall give
          ------------------------
due consideration to the requirements of Sec. 162(m) of the Code. The Committee is expressly authorized to make performance based awards that comply with the applicable provision of Sec. 162(m) and any subsequent provisions of the Code or securities laws relating to performance based compensation. Any specific requirement of Sec. 162(m) required by law to be incorporate into the Plan shall be so included so as to obtain deductibility.


                                   ARTICLE 4.

                           Shares Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, Awards for no more than the Authorized Number of Shares may be granted under the Plan; provided, however, that in no event shall the number of shares subject to, and issued upon the exercise of,

Options that qualify as Incentive Stock Options exceed the Authorized Number of Shares in the aggregate; and provided further, that the Authorized Number of Shares that may be issued to any Employee in any one year shall not exceed the Authorized Number of Shares in the aggregate. The Authorized Number of Shares may be either authorized but unissued, treasury, or reacquired Shares. The total number of shares available under the Plan is subject to adjustment upon the occurrence of any of the events and in the manner hereinafter specified.

For purposes of this Section 4.1,  "Authorized Number of Shares" shall mean:

          (a) the 6,500,000 Shares reserved for issuance under the Plan as of the Effective Date reduced by the number of Shares as to which awards have been granted under the terms of the Plan as approved on the Effective Date; and

          (b)  3,500,000 shares approved by the shareholders pursuant to Section
1.3 as of May 5, 1998.

     4.2 Lapsed Awards. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 Adjustments in Authorized Shares. (a) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, spin-off, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment may be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, Restricted Stock, and Deferred Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of existing Awards; provided that the number of Shares subject to any Award shall always be a whole number. No adjustments shall be made for cash dividends nor with respect to Shares that have been distributed.

     (b) In the case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the case the property or stock of the Company is acquired by another corporation, or in the case of a separation, reorganization, spin-off or liquidation of the Company, the Company's Board or the Board of Directors of any other corporation assuming the obligations of the Company hereunder shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation or corporations which will be issuable in respect to the shares of common stock of the Company, provided only that the excess of the aggregate fair market value of the Shares subject to the Options immediately after such substitution or substitutions over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to such Options immediately before such substitution over the purchase price thereof, and provided that the new Option or the assumption of the old option does not give an optionee additional benefits which the optionee did not have under the old Option, or (ii) upon written notice to the Employee provide that the Option must be exercised within sixty (60) days of the date of such notice or it will be terminated. In any such case, the Committee may, at its discretion, waive the exercise period. Any adjustment of an Incentive Stock Option under this Section 4.3 shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

                                   ARTICLE 5.

                         Eligibility and Participation

     5.1 Eligibility. Persons eligible to participate in this Plan include all full-time Employees of the Company including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, and with the exception that Bonus Awards (other than those to Officers) shall be approved by the President, the Committee in its sole and absolute discretion, may, from time to time, select from all eligible Employees, those key Employees to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee otherwise eligible under Section 5.1 shall have any right to be granted an Award under this Plan.

     5.3 Employment. Nothing in the Plan or in any Award, Option Agreement, Deferred Stock Agreement or Restricted Stock Agreement shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time with or without cause, or to increase or decrease the Employee's compensation from the rate in existence at the time an Award is granted, and nothing in the Plan shall confer upon any Employee any right to continue in the employ of the Company.

                                   ARTICLE 6.

                                 Stock Options

     6.1 Award of Options. Subject to the terms and provisions of the Plan, Options may be awarded to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options awarded to each Participant. The Committee may award Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. No person shall be eligible to receive Incentive Stock Options who owns, directly or indirectly (as ownership is defined in Section 424(d) of the Code), more than ten percent (10%) of the voting stock of the Company or any of its subsidiaries. Nothing in this Article 6 shall be deemed to prevent the grant of Nonqualified Stock Options in excess of the maximum established by Section 422 of the Code.

     6.2  Options.   Options (whether NQSOs or ISOs) awarded under the Plan
shall be evidenced by stock option agreements prepared by the General Counsel of the Company in a form consistent with the Plan as the Committee shall approve from time to time. Such agreements need not be identical, but shall contain in substance the following terms and conditions and, if providing for the grant of an ISO, shall also contain the provisions set forth in Section 6.3 with respect to ISOs.

          (a) Price. The purchase price for each Share deliverable upon the exercise of an Option shall be not less than the Fair Market Value as determined by the Committee on the day the award of the Option is approved by the Committee, which shall be deemed to be the date the Option is awarded.

          (b) Number of Shares. The Option agreement shall specify the number of shares to which it pertains.

          (c) Waiting Period and Exercise Dates. Each Option shall be exercisable by the optionee in accordance with the exercise provisions the Committee may include, in its sole discretion, in the Option Agreement; provided, however, that no NQSO shall be exercisable after the expiration of fifteen (15) years from the date such NQSO is granted and no ISO shall be exercisable after the expiration of ten (10) years from the date such ISO is granted (or such shorter period of time as determined by the Committee upon the award of such NQSO or ISO). The Committee in its sole discretion, may extend the time that an Option is exercisable notwithstanding anything in the preceding sentence to the contrary.

          (d) Medium and Time of Payment. Shares purchased pursuant to an Option Agreement shall be paid for in full at the time of purchase, payment to be made either in cash or, if requested by the optionee and approved by the Committee, by delivery of Shares having an aggregate Fair Market Value equal to the purchase price. Upon receipt of payment the Company shall, without transfer or issue tax to the optionee or other Person entitled to exercise the Option, deliver to the optionee or such other Person either a certificate or certificates for such Shares or confirmation from the transfer agent for the Shares that said transfer agent is holding Shares for the account of the optionee or such other Person in a certificateless account.

          (e) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate or confirmation for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of issuance.

            (f) Non-Assignability of Option Rights. No Option shall be assignable or transferable by the optionee except by (i) will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder or (iii) as otherwise provided by the Committee as permitted by applicable laws and consistent with the best interests of the Company.

          (g) General Restriction. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as, for example, a condition of, or in connection with, the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          (h) Holding Period. An optionee who is subject to Section 16 of the Exchange Act may not dispose of any Shares acquired as a result of the exercise of an Option until six (6) months after the date of grant of such Option as determined in accordance with Rule 16b-3 and only with the prior written approval of the General Counsel of the Company.

          (i) Designation of Option. Each Option issued under the Plan shall be clearly identified as an Incentive Stock Option or as a Non-Qualified Stock Option.

          (j) Additional Terms. Each Option shall be subject to such additional terms and conditions and provisions as the Committee may deem advisable, in its sole discretion, which are not inconsistent with the Plan, including, without limitation, restrictions upon the transfer of the Shares received upon exercise of the Option.

     6.3 Incentive Stock Options. The Committee may designate that any Options granted pursuant to the Plan shall be Incentive Stock Options, any such designation to be subject to the following terms and conditions:

          (a) Exercised Options. No Option which has been exercised may retroactively be designated as an Incentive Stock Option.

          (b) Date of Grant. No Incentive Stock Option shall be granted later than ten (10) years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company, or (ii) the date this Plan is approved by the stockholders of the Company pursuant to Section 1.1 herein.

          (c) Limitation on Annual Exercise. In the case of all Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined at the time the Incentive Stock Options are granted) of the Shares for which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          (d) Duration of ISOs.  Subject to earlier termination as provided in
     Section 6.3(e) and (f) hereunder, each ISO shall expire on the date specified by the Committee, but not more than ten (10) years from the date of its grant.

          (e) Effect of Termination of Employment on ISOs. If an optionee ceases to be employed by the Company other than by reason of death or disability, any ISO granted to such optionee within the six-months period immediately preceding such termination shall be canceled forthwith. With respect to any ISO granted to such optionee more than six months prior to such termination, no further installments of such ISO shall become exercisable and his ISO shall terminate after the passage of sixty (60) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent such ISO (or unexercised installment thereof) have been converted into NQSOs pursuant to
     Section 6.3(i) below. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's rights to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and any of its Subsidiaries, so long as the optionee continues to be an Employee of the Company or any of its Subsidiaries.

          (f) Effect of Death or Disability on ISOs. If an optionee ceases to be employed by the Company by reason of his death, any ISO of his may be exercised, to the extent of the number of Shares with respect to which he could have exercised it on the date of his death, by his estate, personal representatives or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year after the death of the optionee.

          If an optionee ceases to be employed by the Company by reason of his Disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year from the date of the termination of the optionee's employment.

          (g) Adjustments. Any adjustment made pursuant to Section 4.3 with respect to ISOs shall be made only after the Committee, after consulting with the General Counsel of the Company, determines whether such adjustments would constitute a "modification" of such ISO (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISO. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          (h) Notice to Company of Disqualifying Dispositions. Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a "disqualifying disposition" of any Shares acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Shares before the later of
     (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no disqualifying disposition can occur thereafter.

          (i) Conversion of ISOs into NQSOs; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NQSOs at any time prior to the expiration of such ISOs, regardless of whether the optionee is an Employee of the Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting NQSOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of Section 6.2 or any other applicable Section of the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into NQSOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

          (j) Compliance with Code. Any designation of an Option as an ISO and any related Option agreement shall be subject to and contain such further terms and conditions as shall be necessary to comply with all provisions of the Code (including any regulations thereunder or interpretations thereof) which apply to ISOs (as defined in Section 422(b) of the Code). In addition, the Committee may, with respect to any Option (and any related Option agreement) granted hereunder which is designated as an Incentive Stock Option, adopt any amendment thereto which it may deem necessary or advisable to comply with the provisions of Section 422 of the Code.


                                   ARTICLE 7.

                                Restricted Stock

     7.1 Award of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may award Shares of Restricted Stock to Employees in such amounts, and bearing such restrictions, as the Committee shall determine.

     7.2 Restricted Stock Agreement. Each Restricted Stock award shall be evidenced by a Restricted Stock Agreement prepared by the General Counsel of the Company that shall specify the Period of Restriction, or Periods, the number of Shares of Restricted Stock awarded, and such other provisions as the Committee shall determine.

     7.3 Nature of Restrictions. The restrictions to be imposed on the Shares of Restricted Stock to be awarded to eligible key Employees shall be removed in phases over a period of years depending upon the fulfillment of conditions to be determined by the Committee such as: (a) continued employment with the Company over a prescribed period of time, (b) the Employee's refraining from Competing with the Company or otherwise engaging in activities which are inimical to the Company's best interests, and (c) satisfaction of such performance conditions as the Committee may establish. The conditions set forth in Section 7.3(a) and (b) are illustrative and not exhaustive of the conditions the Committee may establish.

     It is intended that the restrictions imposed by the Committee will, until released, constitute a "substantial risk of forfeiture" of the Shares of Restricted Stock within the meaning of Section 83(c)(1) of the Code and Section 1.83-3 of the Federal Income Tax Regulations and are to be construed accordingly. If the conditions are not met, then any Shares that otherwise would be freed from the restrictions will be returned to the Company for cancellation.

     7.4  Nontransferability of Restricted Stock.  Except as provided in this
Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee and specified in the Restricted Stock agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Shares of Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant. The Shares of Restricted Stock granted hereunder shall bear a legend reflecting the non-transferability of such Shares for so long as such Shares remain non-transferable. Nothing in this Article precludes the Committee, in its sole discretion, form permitting a transfer prior to the end of the Period of Restriction so long as the waiver or modification of transferability is set forth in the Restricted Stock Agreement.

     7.5 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction; provided, however, that in no event shall a Participant who is subject to Section 16 of the Exchange Act dispose of any Shares of Restricted Stock until six (6) months after the date of grant of such Restricted Stock as determined in accordance with Rule 16b-3 and only with the prior written consent of the General Counsel of the Company.

     7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     7.8 Termination of Employment. In the event an Employee's employment with the Company is terminated because of (i) his or her death, or (ii) mental or physical disability of such a nature as to render him or her incapable of performing his or her normally assigned duties, the releases of the Shares pursuant to this Article 7 shall nevertheless continue in the same manner as though his or her active employment with the Company were continuing on a satisfactory performance basis; and the Employee's rights thereunder in case of death or mental incapacity shall inure to the benefit of his or her beneficiaries, or, in the absence of such beneficiaries, to the Employee's estate.

                                   ARTICLE 8.

                                 Deferred Stock

     8.1  Award Of Deferred Stock.   Subject to the terms and  provisions of the
Plan, the President may grant Bonus Awards to Employees who are not Officers, and the Committee may grant Bonus Awards and Deferred Stock Agreements to Officers or Employees who are not Officers.

     8.2 Bonus Awards. Bonus Awards are used as a part of a management incentive program under which part of the annual performance bonus awarded to managers and other key Employees is made in Deferred Stock. Bonus Award Shares are reserved for the benefit of the Employee who may elect to take either a Current Award or a Deferred Award, unless the Employee is classified by the Company as below a salary level determined by the Committee, in which case only a Current Award will be available. Bonus Awards will be dated the second day of January closest to the end of the fiscal year for which the Bonus Award is granted.

          (a) Method of Election. Each eligible Employee classified by the Company in, at or above a certain salary level may indicate in writing, on a form to be furnished by the Company, whether the Employee wants a Current Award or a Deferred Award. Each eligible

     Employee who does not elect to take a Deferred Award within the time designated by the Company will be granted a Current Award.

          (b)  Deferred Award.

               (i) Vesting. The Shares contingently vest pro rata in annual installments commencing one year after the date of the Bonus Award and continuing on each January 2 thereafter until the expiration of a ten
          (10) year period from this commencement date. All shares subject to the Award vest upon (a) termination of employment after reaching age fifty-five (55) with ten (10) years of service with the Company, (b) termination of employment after twenty (20) years of Company service with retirement approval from the Committee (or its designee, in the case of Employees who are not Officers), (c) permanent disability or
          (d) death. Vesting stops when employment terminates for any other reason.

               (ii) Distribution of Shares. Vested Shares will be distributed to the Employee in two (2) to ten (10) consecutive annual installments, or over such shorter period as the Committee (or its designee, in the case of Employees who are not Officers) may direct, commencing in the month of January following the date the Employee terminates employment; provided, however, that the Employee may elect to receive his or her vested Shares in a single payment which shall take place in the month of January following his or her termination. All such elections, as well as elections to receive payment in two (2) to ten (10) installments made pursuant to the preceding sentence, shall be made at the time the Bonus Award is granted. Upon the Employee's death, all undistributed vested Shares will be distributed in one distribution to the Employee's designated beneficiaries or, in absence of such beneficiaries, to the Employee's estate.

          (c)  Current Award.

               (i) Distribution of Shares. Shares subject to a Current Award will be distributed in ten (10) consecutive annual installments, commencing one (1) year after the date of the Bonus Award. If an Employee dies prior to distribution of all Shares to which the Employee is entitled, the remaining Shares will be distributed in one distribution to the Employee's designated beneficiaries or, in absence of such beneficiaries, to the Employee's estate.

               (ii) Forfeiture of Shares. Any undistributed Shares subject to a Current Award will be forfeited and the Bonus Award relating thereto terminated if the Employee's employment with the Company is terminated for any reason other than (a) termination of employment at or beyond age fifty-five (55) with ten (10) years of service, (b) termination after twenty (20) years of service with retirement approval from the Committee (or its designee, in the case of Employees who are not Officers),

          (c) permanent disability or (d) death. Any undistributed Shares not subject to forfeiture shall continue to be distributed to the Employee (or, in the event of the Employee's death, to his or her designated beneficiary or, if none, to the Employee's estate) under the distribution schedule which would have applied to those Shares if the Employee had not terminated employment, or over such shorter period as may be directed by the Committee (or its designee, in the case of Employees who are not Officers).

          (d) Conditions. Distribution of Shares under Current Awards and Deferred Awards is conditioned upon:

               (i) The Employee not committing any criminal offense or malicious tort relating to or against the Company, and

               (ii) The Employee having provided the Committee or its designee with a current address where the Bonus Award may be distributed.

     If said conditions are not met, all undistributed Shares will be forfeited and the Bonus Award terminated.

          (e) Cash Distribution in Lieu of Shares. Any Officer may request, with respect to any pending distribution of Shares under a Current Award that, in lieu of receiving Shares, a distribution may be made in cash in an amount equivalent to the Fair Market Value of such Shares on the date of distribution. The Company may grant or deny such request in its sole discretion.

          (f) Lump Sum Payments. Notwithstanding anything in the Plan to the contrary, any Employee entitled upon termination of employment to receive a distribution pursuant to this Article 8 whose total Fair Market Value at the time of such termination is $3,000.00 or less shall receive such distribution in one lump sum as soon as possible following termination of employment.

     8.3 Deferred Stock Agreements. Deferred Stock Agreements reserve Shares for the benefit of the Employee subject to the following conditions:

          (a) Vesting. Shares contingently vest in pro rata annual installments until age sixty-five (65) or over a specified number of years. If the Employee's employment with the Company is terminated for any reason, including death, permanent disability or retirement, all reserved Shares not vested before such termination will be forfeited and the Deferred Stock Agreement terminated.

          (b) Distribution of Shares. Vested Shares will be distributed to the Employee in ten (10) consecutive annual installments, or over such shorter period as the Committee (or its designee, in the case of Employees who are not Officers) may direct, commencing on January 2 following the date the Employee retires, becomes permanently disabled, or attains at least age sixty-five (65) and is no longer employed by the Company. Upon the Employee's death, all undistributed vested Shares will be distributed in one distribution to the deceased Employee's designated beneficiaries or, in absence of such beneficiaries, to the Employee's estate.

          (c) Conditions. Distribution of Shares subject to Deferred Stock Agreements is conditioned upon:

                (i) The Employee not competing with the Company, without obtaining the Company's written consent, at any time before all Shares reserved for the Employee's benefit under the Deferred Stock Agreement have been distributed or forfeited,

               (ii) The Employee not committing any criminal offense or malicious tort relating to or against the Company, and

               (iii) The Employee having provided the Company with a current address where the Bonus Award may be distributed.

If said conditions are not met, all undistributed Shares will be forfeited and the Deferred Stock Agreement terminated.

     8.4 Assignment. An Employee's rights under a Deferred Stock Agreement or Bonus Award may not, without the Company's written consent, be assigned or otherwise transferred, nor shall they be subject to any right or claim of an Employee's creditors, provided that the Company may offset any amounts owing to or guaranteed by the Company, or owing to any credit union related to the Company against the value of Shares to be distributed under Deferred Stock Agreements and Bonus Awards.

                                   ARTICLE 9.

                    Amendment, Modification, and Termination

     9.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. The termination, amendment, or modification of the Plan may be in response to changes in the Code, Exchange Act, national securities regulations, or for other reasons deemed appropriate by the Committee. However, without the approval of the stockholders of the Company, no such termination, amendment, or modification may become effective if such approval of the stockholders is required under (i) Rule 16b-3, (ii) provisions of the Code and regulations promulgated thereunder with respect to ISOs, or (iii) otherwise.

     9.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant. With the consent of the Employee affected, the Committee may amend an outstanding Award agreement in a manner consistent with the Plan.

                                  ARTICLE 10.

                                Tax Withholding

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                                  ARTICLE 11.

                                Indemnification

     Each Person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  ARTICLE 12.

                                   Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 13.

                              Requirements of Law

     13.1 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     13.2 Governing Law. To the extent not preempted or otherwise governed by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.


                                  CERTIFICATE

     I, JOE MARTIN, certify that I am the duly elected and qualified Secretary of HOST MARRIOTT SERVICES CORPORATION, a Delaware corporation, and, as such, have access to the records of the corporation.

     I also certify that the attached copy of the restated Host Marriott Services Corporation Comprehensive Stock Plan is a true and correct copy and that there have been no changes to said Plan that are not reflected in this copy.

     IN WITNESS WHEREOF, I have affixed my official signature and seal of the Corporation this _____ day of ___________________, 1998.

                              HOST MARRIOTT SERVICES CORPORATION


[SEAL]
                              Joe Martin
                              Secretary

                       ANNUAL MEETING OF SHAREHOLDERS
                    OF HOST MARRIOTT SERVICES CORPORATION

 The 1998 Annual Meeting of Shareholders of Host Marriott Services Corporation will be held on Tuesday, May 5, 1998 at the Westfields Marriott Conference Center, located at 14750 Conference Center Drive, Chantilly, Virginia 20151. The meeting will begin at 10:00 a.m. Doors to the meeting will open at 9:30 a.m.

 To make overnight reservations at the conference center, please call the conference center directly.

                    WESTFIELDS MARRIOTT CONFERENCE CENTER
                        14750 CONFERENCE CENTER DRIVE
                          CHANTILLY, VIRGINIA 20151
                               (703) 818-0300

 Directions to the conference center:

 FROM WASHINGTON, D.C.: Take Interstate 66 West to Virginia Exit 53 (Route 28 North/Dulles Airport). Turn left at the light onto Sully Road (Route 28 North), and continue for approximately two miles. Turn left at the light onto Westfields Boulevard. Proceed to the first intersection and turn right onto Stonecroft Boulevard. Turn left at the first traffic light onto Conference Center Drive. The entrance to the Westfields Marriott is on the left.

 FROM WASHINGTON DULLES INTERNATIONAL AIRPORT: Take the Dulles Access Road to Virginia Exit 9A (Route 28 South/Fairfax). Continue south on Route 28 for approximately six miles to Westfields Boulevard. Turn right onto Westfields Boulevard. Proceed to the first intersection and turn right onto Stonecroft Boulevard. Turn left at the first traffic light onto Conference Center Drive. The entrance to the Westfields Marriott is on the left.

 FROM BALTIMORE, MARYLAND: Take Interstate 95 South to the Capital Beltway/Interstate 495 West. Take Interstate 495 West to Interstate 66 West. Take Interstate 66 West to Virginia Exit 53 (Route 28 North/Dulles Airport). Turn left at the light onto Sully Road (Route 28 North), and continue for approximately two miles. Turn left at the light onto Westfields Boulevard. Proceed to the first intersection and turn right onto Stonecroft Boulevard. Turn left at the first traffic light onto Conference Center Drive. The entrance to the Westfields Marriott is on the left.

                 [LOGO OF HOST MARRIOTT SERVICES APPEARS HERE]


                        ANNUAL MEETING OF SHAREHOLDERS

                             6600 Rockledge Drive
                           Bethesda, Maryland 20817

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 5, 1998

April 6, 1998

The Annual Meeting of Shareholders of Host Marriott Services Corporation (the "Company") will be held on Tuesday, May 5, 1998, at 10:00 a.m. at the Westfields Marriott Conference Center, 14750 Conference Center Drive, Chantilly, Virginia 20151. Doors to the meeting will open at 9:30 a.m.

The Meeting will be conducted:

1. To consider and vote upon the following proposals described in the accompanying Proxy Statement, which provide for:

    (i) Proposal One: The election of Rosemary M. Collyer, William W. McCarten and William J. Shaw as directors for three-year terms expiring at the 2001 Annual Meeting; and

    (ii) Proposal Two: The ratification of the appointment of Arthur Andersen LLP as independent auditors.

    (iii) Proposal Three: The ratification of an amendment of the Company's Comprehensive Stock Plan (the "CS Plan") that would increase the number of shares of the Company's Common Stock available to be awarded under the CS Plan from 6.5 million to 10 million shares; and

    (iv) Proposal Four: The ratification of an amendment of the Company's Employee Stock Purchase Plan ("ESP Plan") that would increase the number of shares of the Company's Common Stock that may be purchased under the ESP Plan from 750,000 to 1,250,000 shares.

2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

Shareholders of record at the close of business on March 19, 1998 will be entitled to notice of and to vote at this meeting.

In the event there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                                Joe P. Martin
                                                General Counsel and Secretary
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PROXY                 HOST MARRIOTT SERVICES CORPORATION
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD TUESDAY, MAY 5, 1998, 10:00 A.M.


The undersigned appoints Richard E. Marriott and Andrew J. Young as Proxies. Each shall have power to appoint his substitute. They are authorized to represent and vote, as designated on the reverse side, all shares of Host Marriott Services Corporation common stock held of record by the undersigned on March 19, 1998 at the Annual Meeting of Shareholders to be held on May 5, 1998, or any adjournment thereof. The Board of Directors recommends votes FOR proposals 1, 2, 3 and 4.


Nominees for election as directors for       COMMENTS OR CHANGE OF ADDRESS
three-year terms expiring at the 2001
Annual Meeting:                           ----------------------------------

                Rosemary M. Collyer       ----------------------------------

                William W. McCarten       ----------------------------------

                William J. Shaw           ----------------------------------
                                          (If you have written in the above
                                          space, please mark the corresponding
                                          box on the reverse side of this card.)

                                                               -------------
                                                                SEE REVERSE
                                                                    SIDE
                                                               -------------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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                            Detach Proxy Card Here